UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Pursuant to § 240.14a-12

PROTEON THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Proteon Therapeutics, Inc.

200 West Street

Waltham, MA 02451

July 13, 2017

Dear Fellow Stockholder:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of Proteon Therapeutics, Inc. (the “Company,” “Proteon,” or “we”), which will be held at Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on July 31, 2017, at 11 a.m. local time.

On June 22, 2017, we entered into a securities purchase agreement (the “Purchase Agreement”) with a syndicate of current and new institutional investors (each individually, an “Investor” and, collectively, the “Investors”), led by a fund affiliated with Deerfield Management Company, L.P. (“Deerfield”), pursuant to which we agreed to issue and sell to the Investors an aggregate of 22,000 shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock” and such sale of the Series A Preferred Stock, the “Transaction”), for a purchase price of $1,000 per share, or an aggregate purchase price of $22.0 million, all upon the terms and conditions set forth in the Purchase Agreement. The Preferred Shares will be convertible into shares of our common stock, par value $0.001 per share (the “Common Stock”; the shares of Common Stock issuable upon conversion of the Preferred Shares being referred to as the “Conversion Shares”), in accordance with the terms of our Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”). However, any conversion of Series A Preferred Stock by a holder into shares of Common Stock will be prohibited if, as a result of such conversion, the holder, together with its affiliates and any other person or entity whose beneficial ownership of Common Stock would be aggregated with such holder’s for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended, would beneficially own more than 9.985% of the total number of shares of Common Stock issued and outstanding after giving effect to such conversion (the “Blocker”). The Blocker may not be waived and shall apply to any successor holder of shares of Series A Preferred Stock.

The Transaction is expected to close in the third quarter of 2017, subject to satisfaction of certain closing conditions set forth in the Purchase Agreement, including approval of the issuance of the Preferred Shares and the Conversion Shares by the Company’s stockholders to satisfy the requirements of The NASDAQ Stock Market. We believe that the Transaction will improve our future capital position and provide financing for future growth, and we anticipate that the Company will use the proceeds from the Transaction to complete the ongoing PATENCY-2 trial and fund continued market access activities.

Our board of directors has called this special meeting, among other purposes, to ask our stockholders to consider, vote upon and approve a proposal (the “NASDAQ Proposal”) to approve the issuance of the Preferred Shares and the Conversion Shares pursuant to the Purchase Agreement and the Certificate of Designation, as applicable, which would result in the issuance of securities convertible into more than 20% of our Common Stock outstanding prior to the issuance of the Preferred Shares or the Conversion Shares at a price that may be less than the greater of book or market value of the Common Stock, which requires stockholder approval under applicable NASDAQ Listing Rules.

Contemporaneously with the execution and delivery of the Purchase Agreement, as a condition and inducement to the Investors’ willingness to enter into the Purchase Agreement, the Company and certain stockholders of the Company (the “Voting Agreement Stockholders”) collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements (the “Voting Agreements”), pursuant to which each Voting Agreement Stockholder agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the NASDAQ Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the NASDAQ Proposal or the Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transaction.

In addition to the NASDAQ Proposal, at the Special Meeting we are asking you to approve an amendment to our 2014 Equity Incentive Plan to make clear that the “evergreen” feature of our 2014 Equity Incentive Plan takes into account both Common Stock and securities convertible into Common Stock, including the number of Conversion Shares issuable upon conversion of the Preferred Shares (the “Equity Incentive Plan Proposal”).

The accompanying proxy statement provides you with detailed information about the Special Meeting and the proposals to be voted on at the Special Meeting. We encourage you to read carefully the entire proxy statement. You also may obtain additional information about the Company and the Transaction from documents we have filed with the Securities and Exchange Commission, including the Purchase Agreement, the Certificate of Designation and the Voting Agreements.

Each of the NASDAQ Proposal and the Equity Incentive Plan Proposal must be approved by a majority of the voting power of our outstanding shares of Common Stock present in person or by proxy at the Special Meeting. Our board of directors unanimously recommends that stockholders vote in favor of each of the NASDAQ Proposal and the Equity Incentive Plan Proposal.

Only stockholders of record at the close of business on July 13, 2017 are entitled to notice of, and to vote at, the Special Meeting, including any adjournment or postponement thereof with respect to the Equity Incentive Plan Proposal. The Company has already entered into Voting Agreements with current stockholders that collectively hold an aggregate of 62.6% of our outstanding shares of Common Stock to vote in favor of the NASDAQ Proposal.

Your vote is very important regardless of the number of shares of Common Stock that you own.  Whether or not you expect to attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the Special Meeting. Returning the proxy does not deprive you of your right to attend the Special Meeting and to vote your shares in person.

Thank you for your cooperation and continued support.

Sincerely,

Timothy P. Noyes
Chief Executive Officer, President and Director
July 13, 2017

Proteon Therapeutics, Inc.

200 West Street

Waltham, MA 02451

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on July 31, 2017

To the Stockholders of Proteon Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the stockholders of Proteon Therapeutics, Inc., a Delaware corporation (the “Company,” “Proteon,” or “we”), will be held at Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on July 31, 2017, at 11 a.m. local time for the following purposes:

°	Approval of Issuance of Shares. To consider and vote upon a proposal, which we refer to as the “NASDAQ Proposal,” to approve, for purposes of the NASDAQ Listing Rule 5635(d), the issuance of an aggregate of 22,000 shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock” and such sale of the Series A Preferred Stock, the “Transaction”), for a purchase price of $1,000 per share, or an aggregate purchase price of $22.0 million, pursuant to a securities purchase agreement by and between the Company and a syndicate of current and new institutional investors (each individually, an “Investor” and, collectively, the “Investors”), led by a fund affiliated with Deerfield Management Company, L.P. (“Deerfield”), and the conversion of the Preferred Shares into shares of our common stock, par value $0.001 per share (the “Common Stock”; the shares of Common Stock issuable upon conversion of the Preferred Shares being referred to as the “Conversion Shares”), in accordance with the terms of our Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”), which would result in the issuance of securities convertible into more than 20% of our Common Stock outstanding prior to the issuance of the Preferred Shares or the Conversion Shares at a price that may be less than the greater of book or market value of our Common Stock, which requires stockholder approval under applicable NASDAQ Listing Rules.

°	Amendment of 2014 Equity Incentive Plan. To consider and vote upon a proposal, which we refer to as the “Equity Incentive Plan Proposal,” to approve an amendment to the Company’s 2014 Equity Incentive Plan, as amended, for purposes of taking into account the number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding for purposes of implementing the “evergreen” features of the Company’s 2014 Equity Incentive Plan.

We are also asking you to consider and vote upon a proposal, which we refer to as the “Adjournment Proposal,” to approve the adjournment of the Special Meeting if necessary or appropriate in the view of the Company’s board of directors (the “Board”), including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Equity Incentive Plan Proposal. The Company and certain stockholders of the Company collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the NASDAQ Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the NASDAQ Proposal or the Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transaction.

The Company’s Board unanimously recommends that the stockholders vote “FOR” each proposal and, if necessary, “FOR” the proposal for an adjournment of the Special Meeting.

The Board has fixed the close of business on July 13, 2017 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting. Therefore, each outstanding share of Common Stock (listed on The NASDAQ Global Market under the symbol “PRTO”) entitles the holder of record of such shares at the close of business on July 13, 2017 to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting.

 i

The accompanying proxy statement provides a detailed description of the proposals. We urge you to read the accompanying proxy statement, including any annexes, and the other reports and accompanying exhibits that we have filed with the Securities and Exchange Commission relating to the Transaction and which are incorporated into the proxy statement by reference.

All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you attend, you will be asked to present valid picture identification such as a driver’s license or passport. If your Common Stock is held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and this proxy statement is being forwarded to you by your broker or nominee. As a result, your name does not appear on our list of stockholders. If your Common Stock is held in street name, in addition to picture identification, you should bring with you a letter or account statement showing that you were the beneficial owner of the shares on the record date, in order to be admitted to the Special Meeting.

Enclosed are our proxy statement and a proxy card.  Your vote is very important.  Whether or not you expect to attend the Special Meeting, we urge you to vote your shares by internet, telephone, or by signing, dating and returning the proxy card included in these materials as promptly as possible to ensure your representation at the Special Meeting. If you choose to attend the Special Meeting, you may still vote your shares in person, even if you have previously voted or returned your proxy by any of the methods described in our proxy statement. If your shares are held in street name in a bank or brokerage account, please refer to the materials provided by your bank, broker or other nominee for voting instructions.

All stockholders are extended a cordial invitation to attend the Special Meeting.

By Order of the Board of Directors,

Timothy P. Noyes
Chief Executive Officer, President and Director
July 13, 2017

Waltham, MA

July 13, 2017

 ii

DIRECTOR COMPENSATION	29
Compensation Committee Interlocks and Insider Participation	30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

GENERAL MATTERS	34
Stockholders Sharing an Address / Household	34
Stockholder Proposals and Nominations	34
Incorporation By Reference	34
Where You Can Find More Information	35
Other Matters	35

APPENDIX A - AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
APPENDIX B – CHANGES TO ORIGINAL 2014 EQUITY INCENTIVE PLAN

 iii

SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

This proxy statement includes estimates, projections and statements relating to our business plans and objectives that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this report, and generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis” sections of our annual report on Form 10-K for the year ended December 31, 2016 and Periodic Report on Form 10-Q for the period ended March 31, 2017. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

1

Proteon Therapeutics, Inc.

200 West Street

Waltham, MA 02451

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held On July 31, 2017, at 11 a.m. Local Time

At the Offices of Morgan, Lewis & Bockius LLP,

At One Federal Street, Boston, Massachusetts 02110

GENERAL INFORMATION

Why am I receiving these materials?

Proteon Therapeutics, Inc. (the “Company”, “we” or “Proteon”) is sending these materials to its stockholders to help them decide how to vote their shares of Common Stock with respect to the Proposals to be considered at the special meeting of the Company’s stockholders to be held on July 31, 2017, which we refer to as the “Special Meeting,” and you should read them carefully.

The two main proposals to be voted on at the Special Meeting are:

•	The “NASDAQ Proposal,” to approve, for purposes of the NASDAQ Listing Rule 5635(d), the issuance of an aggregate of 22,000 shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock” and such sale of the Series A Preferred Stock, the “Transaction”), for a purchase price of $1,000 per share, or an aggregate purchase price of $22.0 million, pursuant to the securities purchase agreement (the “Purchase Agreement”) by and between the Company and a syndicate of current and new institutional investors (each individually, an “Investor” and, collectively, the “Investors”), led by a fund affiliated with Deerfield Management Company, L.P. (“Deerfield”), and the conversion of the Preferred Shares into shares of our common stock, par value $0.001 per share (the “Common Stock”; the shares of Common Stock issuable upon conversion of the Preferred Shares being referred to as the “Conversion Shares”), in accordance with the terms of our Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”), which would result in the issuance of securities convertible into more than 20% of our Common Stock outstanding prior to the issuance of the Preferred Shares or the Conversion Shares at a price that may be less than the greater of book or market value of our Common Stock, which requires stockholder approval under applicable NASDAQ Listing Rules; and

•	The “Equity Incentive Plan Proposal,” to approve an amendment to the Company’s 2014 Equity Incentive Plan, as amended, for purposes of taking into account the number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding for purposes of implementing the “evergreen” features of the Company’s 2014 Equity Incentive Plan.

We are also asking you to consider and vote upon a proposal, which we refer to as the “Adjournment Proposal,” to approve the adjournment of the Special Meeting if necessary or appropriate in the view of the Company’s board of directors (the “Board”), including to solicit additional proxies if there are not sufficient votes at the time of the Special meeting to approval the Equity Incentive Plan Proposal. As described below, the Company and certain stockholders of the Company collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to vote in favor of the NASDAQ Proposal.

Holders of the Common Stock will not be entitled to appraisal, dissenters’ or similar rights in connection with these proposals.

Why did we enter into the Purchase Agreement?

We entered into the Purchase Agreement after the Board evaluated our available capital, our projected capital needs for the ongoing PATENCY-2 trial, funding required for continued market access activities, and the conditions of the economy in general and the biopharmaceutical industry in particular. After this analysis, the Board determined that we should raise additional capital. After exploring and considering a broad range of potential financing alternatives, the Board determined that the financing as contemplated by the Purchase Agreement would enable us to raise capital on terms favorable to us and was otherwise in the best interests of the Company and our stockholders.

2

When are this proxy statement and the accompanying material scheduled to be sent to stockholders?

This proxy statement and accompanying proxy card, or for shares held in street name (held for your account by a broker or other nominee), voting instruction form, are scheduled to be first sent to stockholders beginning on or about July 17, 2017.

When is the record date for the Special Meeting?

The Board has fixed the record date for the Special Meeting as of the close of business on July 13, 2017.

How many votes can be cast by all stockholders?

A total of 17,619,418 shares of Common Stock of Proteon were outstanding on July 13, 2017 and are entitled to be voted at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter presented at the Special Meeting. There is no cumulative voting.

Have any voting agreements been entered into?

Yes. Contemporaneously with the execution and delivery of the Purchase Agreement, as a condition and inducement to the Investors’ willingness to enter into the Purchase Agreement, the Company and certain stockholders of the Company collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the NASDAQ Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the NASDAQ Proposal or the Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transaction.

How do I vote?

If you are a stockholder of record and your shares of Common Stock are registered directly in your name, you may vote:

•	By Internet. You may vote by proxy via the internet at www.investorvote.com/PRTO by following the instructions provided on the proxy card.

•	By Telephone. If you live in the United States or Canada, you may vote by proxy by calling toll-free 1-800-652- VOTE (8683) and by following the instructions provided on the proxy card. You must have the control number that is included on the proxy card when voting.

•	By Mail. Complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Computershare, P.O. BOX 30170, College Station, TX, 77842-3170. Your proxy will be voted in accordance with your instructions. If you sign and return the enclosed proxy but do not otherwise specify how you want your shares voted, they will be voted “FOR” the approval of the NASDAQ Proposal, and “FOR” the approval of the Equity Incentive Plan Proposal, and will be voted according to the discretion of the proxy holder named in the proxy card upon any other business that may properly be brought before the Special Meeting and at all adjournments and postponements thereof.
•	In Person at the Special Meeting. If you attend the Special Meeting, you must bring a form of personal picture identification with you. You may deliver your completed proxy card in person, or you may vote by completing a ballot, which will be available at Special Meeting. Directions to the Special Meeting are included on the form of proxy card included herein.

If your shares of Common Stock are held in street name (held for your account by a broker or other nominee), you may vote:

3

•	By Internet or By Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In Person at the Special Meeting. If you attend the Special Meeting, in addition to picture identification, you should bring both an account statement or a letter from the record holder indicating that you owned the shares as of the record date, and contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Special Meeting.

What are the Board’s recommendations on how to vote my shares?

The Board unanimously recommends a vote:

•	Proposal 1: “FOR” the approval of the NASDAQ Proposal.
•	Proposal 2: “FOR” the approval of the Equity Incentive Plan Proposal.

Who pays the cost for soliciting proxies?

Proteon will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. Proteon may solicit proxies by mail, personal interview, telephone or via the internet through its officers, directors and other management employees, who will receive no additional compensation for their services.

Can I change or revoke my vote?

You may revoke your proxy at any time before it is voted by notifying Matthew Kowalsky, the Secretary of Proteon in writing delivered to the Company’s principal executive offices, by returning a signed proxy with a later date, by transmitting a subsequent vote over the internet or by telephone prior to the close of the internet voting facility or the telephone voting facility, or by attending the Special Meeting and voting in person. If your shares of Common Stock are held in street name, you must contact your broker or nominee for instructions as to how to change or revoke your vote.

How is a quorum reached?

The presence, in person or by proxy, of holders of at least a majority of the issued and outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and “broker non-votes,” if any, will be counted as present and entitled to vote for purposes of determining whether a quorum is present for the transaction of business at Special Meeting.

“Broker non-votes” are shares represented at the Special Meeting held by brokers, bankers or other nominees (i.e., in “street name”) and do not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokerage firms may vote to ratify the selection of independent auditors and on other “discretionary” or “routine” items. In contrast, brokerage firms may not vote to elect directors, because those proposals are considered “non-discretionary” items. Accordingly, if you do not instruct your broker how to vote your shares on “non-discretionary” matters, your broker will not be permitted to vote your shares on these matters. This is a “broker non- vote.”

4

What vote is required to approve each item?

Required Vote - Approval of the NASDAQ Proposal (Proposal No. 1). The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote, is required to approve the NASDAQ Proposal. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” approval of the NASDAQ Proposal. However, as noted above and discussed further below, certain Voting Agreements have previously been entered into with respect to the NASDAQ Proposal.

Required Vote - Approval of the Equity Incentive Plan Proposal (Proposal No. 2). The affirmative vote of a majority of shares of our Common Stock, present in person or represented by proxy at the Special Meeting and entitled to vote, is required to approve the Equity Incentive Plan Proposal. An abstention is treated as present and entitled to vote and, therefore, has the effect of a vote “against” approval of the Equity Incentive Plan Proposal.

If there are insufficient votes to approve the Equity Incentive Plan Proposal, your proxy may be voted by the persons named in the proxy card to adjourn the Special Meeting in order to solicit additional proxies in favor of the approval the Equity Incentive Plan Proposal. The Company and certain stockholders of the Company collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder in favor of the NASDAQ Proposal at the Special Meeting. If the Special Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy.

What happens if I sell my shares after the record date but before the Special Meeting?

If you transfer any of your shares of Common Stock after the record date but before the date of the Special Meeting, you will retain your right to vote at the Special Meeting.

Could other matters be decided at the Special Meeting?

No business may be transacted at the Special Meeting except that referred to in the Notice of the Special Meeting, or in a supplemental notice given also in compliance with the provisions of the Company’s bylaws, or such other business as may be germane or supplementary to the business that is stated in the Notice of the Special Meeting or any supplemental notice. The Company does not know of any other matters that may be presented for action at the Special Meeting other than the NASDAQ Proposal and the Equity Incentive Plan Proposal.

What happens if the Special Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

The Company and certain stockholders of the Company collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder in favor of the NASDAQ Proposal at the Special Meeting. As a result, we anticipate that the Special Meeting may only be postponed if there are insufficient votes to approve the Equity Incentive Plan Proposal.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting if known at that time, or otherwise will be disclosed on a Current Report on Form 8-K within four business days after the date of the Special Meeting. The final voting results will be disclosed on an amendment to the Current Report on Form 8-K within four business days after the final voting results are known.  All reports the Company files with the SEC are publicly available when filed.

What are the implications of being an “emerging growth company?”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups (JOBS) Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about Proteon’s executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering on October 27, 2014, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Common Stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

5

Who should I call if I have any additional questions?

If you hold your shares directly, please call Matthew P. Kowalsky, Secretary of the Company, at (781) 890-0102, ext. 1044. If your shares of Common Stock are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on July 31, 2017

The Notice of Special Meeting of Stockholders, this proxy statement and the proxy card are available free of charge at http://www.edocumentview.com/PRTO or www.proteontherapuetics.com under “Investors & Media” at “SEC Filings.” Directions to the Special Meeting are included on the form of proxy card included herein.

6

PROPOSAL 1 – NASDAQ PROPOSAL

Background of the Transaction

During the first and second quarter of 2017, our management and the Board continued to evaluate our available capital in view of general economic conditions and the conditions in the biopharmaceutical industry specifically, and in view of our efforts to obtain regulatory approval for and commercialize our products. To address our capital needs, our management and the Board determined that it would be prudent to explore various alternatives to increase capital, including methods of generating capital internally, and the sale of debt or equity securities through a private placement, public offering or rights offering. After considering our financing alternatives and options in consultation with our financial advisors, our management proposed to the Board that we explore the feasibility of selling equity securities in a private placement and the Board authorized us to investigate this method of raising capital.

We approached certain of our existing stockholders, as well as new investors, regarding a possible private placement. In connection with the potential private placement, the Board appointed a special financing committee of independent directors to evaluate and approve the execution of a potential term sheet. We initially executed a non-binding term sheet, at the direction of the financing committee, on June 2, 2017, which called for the designation of certain shares of our preferred stock as Series A Preferred Stock and a private placement of 22,000 shares of such Series A Preferred Stock for an aggregate purchase price of $22.0 million. We continued to negotiate with the Investors regarding the terms of the private placement and the specific amount each investor would be willing to invest. Throughout the negotiations, management reported to the Board and the financing committee.

On June 19, 2017, the members of the financing committee of the Board, each of whom had no conflicting interest in the private placement, reviewed the drafts of the Purchase Agreement and the related transaction documents and approved the execution of Purchase Agreement in substantially the form presented to the financing committee and the transactions contemplated by the Purchase Agreement.

On June 22, 2017, we entered into the Purchase Agreement with a syndicate of current and new Investors, led by a fund affiliated with Deerfield, pursuant to which we agreed to issue and sell to the Investors an aggregate of 22,000 shares of Series A Preferred Stock for a purchase price of $1,000 per share, or an aggregate purchase price of $22.0 million, all upon the terms and conditions set forth in the Purchase Agreement. The Preferred Shares will be convertible into shares of our Common Stock, in accordance with the terms of our Certificate of Designation. The material terms of the Series A Preferred Stock are described below.

The Transaction is expected to close in the third quarter of 2017, subject to satisfaction of certain closing conditions set forth in the Purchase Agreement, including approval of the issuance of the Preferred Shares and the Conversion Shares by the Company’s stockholders to satisfy the requirements of The NASDAQ Stock Market. The Preferred Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Our Board unanimously recommends that our stockholders vote FOR the NASDAQ Proposal.

Reasons for the Transaction and Use of Proceeds

We believe that the Transaction will improve our future capital position and provide financing for future growth and we anticipate that the Company will use the proceeds from the Transaction for general corporate purposes, including working capital, sales and marketing activities, general and administrative matters, and capital expenditures, to complete the ongoing PATENCY-2 trial and fund continued market access activities and to pay all legal and other fees, costs and expenses related to and in connection with the transactions contemplated by the Purchase Agreement and other related transaction documents.

Description of Series A Preferred Stock and Summary of Certificate of Designation

The rights, preferences and privileges of the Series A Preferred Stock will be set forth in a Certificate of Designation that the Company will file, subject to the closing of the Transaction, with the Secretary of State of the State of Delaware prior to closing. Each share of Series A Preferred Stock will be convertible into 1,005 shares of our Common Stock, at a conversion price of $0.9949 per share, in each case subject to adjustment for any stock splits, stock dividends and similar events, at any time at the option of the holder, provided that any conversion of Series A Preferred Stock by a holder into shares of Common Stock would be prohibited if, as a result of such conversion, the holder, together with its affiliates and any other person or entity whose beneficial ownership of our Common Stock would be aggregated with such holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), would beneficially own more than 9.985% of the total number of shares of our Common Stock issued and outstanding after giving effect to such conversion (the “Blocker”). For purposes of clarity, the shares of Common Stock underlying any holder’s shares of Series A Preferred Stock in excess of the Blocker shall not be deemed to be beneficially owned by such holder for any purpose, including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. The Blocker may not be waived and shall apply to any successor holder of shares of Series A Preferred Stock.

7

For purposes of the Blocker, the aggregate number of shares of Common Stock beneficially owned by a holder and its Attribution Parties (as defined below) shall include the number of shares of Common Stock held by such holder and its Attribution Parties plus the number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock with respect to which the determination is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted portion of the shares of Series A Preferred Stock beneficially owned by such holder or any of its Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such holder or any of its Attribution Parties, subject to certain limitations on conversion or exercise. For purposes of the Blocker, in determining the number of outstanding shares of Common Stock, a holder may rely on the number of outstanding shares as reflected in (1) the Company’s most recent quarterly report on Form 10-Q or annual report on Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the transfer agent for the Common Stock setting forth the number of shares of Common Stock outstanding.

The following defined terms are set forth in the Certificate of Designation:

“Attribution Parties” means, with respect to any holder, collectively, any of such Holder’s Affiliates (as defined below), any Persons (as defined below) acting as a “group” together with such Holder with respect to the Common Stock for purposes of Section 13(d) of the Exchange Act, and any other Persons whose beneficial ownership of the Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act.

“Affiliate” means any Person (as hereinafter defined) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144 under the Securities Act (“Rule 144”). With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

In the event that the issuance of shares of Common Stock to any holder upon the conversion of any of such holder’s shares of Series A Preferred Stock results in such holder and its Attribution Parties being deemed to beneficially own, in the aggregate, a number of shares of Common Stock that exceeds the Blocker, the issuance of that number of shares so issued in excess of the Blocker (the “Excess Shares”), and the conversion of shares of Series A Preferred Stock resulting in such issuance, shall be deemed null and void and shall be cancelled ab initio, such holder shall not have the power to vote or to transfer the Excess Shares, and the shares of Series A Preferred Stock as to which the conversion was voided shall remain outstanding and continue to be held by such holder. As soon as reasonably practicable after such issuance and conversion have been deemed null and void, the Company shall return to such holder certificates representing the number of shares of Series A Preferred Stock corresponding to the voided issuance and conversion (to the extent such shares of Series A Preferred Stock were surrendered to the Company).

Prior to the first date (the “Preference Termination Date”) that the volume-weighted average price per share of Common Stock for each of the trading days during any twenty consecutive trading days ending on or at any time after the one year anniversary of the approval of the Company’s biologics license application for the Company’s product vonapanitase by the United States Food and Drug Administration is greater than 200% of the conversion price, the holders of a majority of the outstanding shares of Series A Preferred Stock will be entitled to elect one (1) member of the Board (the “Series A Director”). The Series A Director will be entitled to the same compensation, the same indemnification and the same director and officer insurance in connection with such Series A Director’s service as a director as all other non-employee members of the Board, and the Series A Director shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board and any committees thereof, to the same extent as all other non-employee members of the Board. In addition, the Series A Director shall be entitled to the same information regarding the Company and its subsidiaries in connection with the Series A Director’s service as a director as all other members of the Board. Further, the Series A Director will hold office until the following year’s annual meeting of the Company’s stockholders and until his or her successor is duly elected or qualified by the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock or until his or her earlier death, incapacity, resignation or removal. Such Series A Director may be removed from office, with or without cause, upon the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, and the holders of a majority of the outstanding shares of Series A Preferred Stock shall have the power to fill, by written consent, any vacancy caused by the resignation, death or removal of such Series A Director. For purposes of clarity, the Series A Director shall not be classified with the remaining members of the Board of Directors.

8

Each share of Series A Preferred Stock will be entitled to a preference of $0.001 per share upon liquidation of the Company, and thereafter will share ratably in any distributions or payments on an as-converted basis with the holders of Common Stock. In addition, if certain transactions that involve the merger or consolidation of the Company, an exchange or tender offer, a sale of all or substantially all of the assets of the Company or a reclassification or conversion of the Common Stock occur (each, a “Fundamental Transaction”), each of the Preferred Shares would be convertible into the kind and amount of securities, cash and/or other property that the holder of a number of shares of Common Stock issuable upon conversion of one share of Series A Preferred Stock would receive in connection with such transaction. However, in the event any Fundamental Transaction occurs at any time prior to the Preference Termination Date, and the aggregate value of such securities, cash and/or property to which a holder of a share of Series A Preferred Stock would be entitled upon conversion thereof would be less than $1,000 (the “Stated Value”), then each share of Series A Preferred Stock shall instead be convertible into such kind of securities, cash and/or other property with an aggregate value equal to the Stated Value. Except as otherwise required by law (or with respect to the election the Series A Director and approval of certain actions specified in the Certificate of Designation), the Series A Preferred Stock will not have voting rights.

In addition, prior to the Preference Termination Date, the Corporation shall not, either directly or indirectly (whether by amendment, corporate action, by contract, by merger or otherwise), without the written consent of at least 77% of the then-outstanding shares of Series A Preferred Stock, and any such act or transaction entered into without such consent shall be null and void, and of no force or effect: (i) create, authorize or designate (by reclassification, merger or otherwise), issue or obligate itself to issue, any class or series of capital stock of the Company specifically ranking by its terms senior to or pari passu with any Series A Preferred Stock (including any security convertible into or exchangeable for any such securities) or (ii) enter into any agreement with respect to the foregoing; or declare, pay or set aside any dividends, whether in cash or property, or make any other distribution, in respect of, or redeem any, class or series of capital stock of the Company specifically ranking by its terms junior to any Series A Preferred Stock.

Summary of the Purchase Agreement

This description is a summary of the material terms of the Purchase Agreement and the Registration Rights Agreement to be entered into with the Investors at the closing (the “Registration Rights Agreement”) and does not purport to be a complete description of all of the terms of such agreements. You can find the Purchase Agreement, the form of Registration Rights Agreement and further information about the financing in the Current Report on Form 8-K that we filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2017. For more information about accessing the Current Report on Form 8-K and the other information we have filed or file with the SEC, see “Where You Can Find More Information” below.

As described above, on June 22, 2017, we entered into the Purchase Agreement with a syndicate of Investors, led by a fund affiliated with Deerfield, pursuant to which we agreed to issue and sell to the Investors an aggregate of 22,000 shares of Series A Preferred Stock, for a purchase price of $1,000 per share, or an aggregate purchase price of $22.0 million, all upon the terms and conditions set forth in the Purchase Agreement. The Preferred Shares will be convertible into shares of our Common Stock, in accordance with the terms of our Certificate of Designation.

In the Purchase Agreement, we made customary representations and warranties to the Investors relating to the Company, our business and the issuance of the securities at the closing. The representations and warranties of the respective parties to the Purchase Agreement will survive the closing of the Transaction. Consummation of the Transaction is subject to customary closing conditions, including (i) approval by the Company’s stockholders and (ii) minimum gross proceeds received by the Company from the sale of the Preferred Shares to all Investors at the closing of the Transaction equal to no less than $18,000,000. We also agreed to indemnify the Investors for certain breaches of our representations and warranties in certain circumstances.

The Purchase Agreement may be terminated at any time prior to the consummation of the Transaction (whether before or after the required Company stockholder vote has been obtained) by mutual written consent of the Company and the Investors obligated to purchase at least 77% of the aggregate number of Preferred Shares. The Purchase Agreement may also be terminated in certain other circumstances, including if the closing of the Transaction has not occurred by October 31, 2017, provided that the delay in closing beyond such date is not due to the breach of the Purchase Agreement by the party seeking to terminate.

Pursuant to the Purchase Agreement, we agreed to call a special meeting of our stockholders, as promptly as reasonably practicable following execution of the Purchase Agreement, to consider, vote upon and approve a proposal (the “NASDAQ Proposal”) to approve the issuance of the Preferred Shares and the Conversion Shares pursuant to the Purchase Agreement and the Certificate of Designation, as applicable, which would result in the issuance of securities convertible into more than 20% of our Common Stock outstanding prior to the issuance of the Preferred Shares or the Conversion Shares at a price that may be less than the greater of book or market value of our Common Stock, which vote and approval is required for purposes of complying with the NASDAQ Listing Rule 5635(d). The Company agreed to file this proxy statement related to the NASDAQ Proposal, within 25 days of the date of execution of the Purchase Agreement. Also pursuant to the Purchase Agreement, the Company agreed to certain other customary pre-closing covenants, including continuing to operate the Company’s business in the ordinary course, not to engage in a Fundamental Transaction, including a merger, not to amend its charter or bylaws and not to solicit or encourage other acquisition proposals, subject to certain exceptions contained in the Purchase Agreement.

9

A fund affiliated with Deerfield agreed to purchase $16.0 million of the $22.0 million shares of Series A Preferred Stock offered pursuant to the Purchase Agreement, upon the terms and conditions set forth in the Purchase Agreement. Prior to the entry into the Purchase Agreement, other affiliates of Deerfield already held more than 5% of our outstanding Common Stock. The aggregate number of shares of Common Stock issuable upon conversion of the Preferred Shares to be issued to the fund affiliated with Deerfield at closing would represent 40.5% of the shares of Common Stock outstanding as of June 26, 2017, assuming all Preferred Shares were converted; however, due to the Blocker, the affiliate of Deerfield may not, as the result of any conversion of Preferred Shares, taken together with its affiliates and any other person or entity whose beneficial ownership of Common Stock would be aggregated with such affiliate of Deerfield, beneficially own more than 9.985% of the total number of shares of the Common Stock.

Summary of the Registration Rights Agreement

At the closing of the Transaction, the Company will enter into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Investors will be entitled to certain shelf and “piggyback” registration rights with respect to the Conversion Shares, subject to the limitations set forth in the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we will agree to file a registration statement on Form S-3 with the SEC, within 20 days after the closing, to register for resale the Conversion Shares that will be issuable upon the conversion of the Preferred Shares to be issued at closing, and any additional shares of Common Stock as may become issuable with respect to such securities as a result of stock splits, stock dividends or similar transactions “the “Registrable Securities”). If, despite the Company’s use of reasonable best efforts, the Company is not permitted to include all such Registrable Securities in such Registration Statement, the Company is obligated to file a registration statement covering the portion of Registrable Securities permitted to be registered, notify the Investors of the number of Registrable Securities excluded from such registration statement, and, as soon as practicable thereafter, file an additional registration statement covering the resale of such excluded Registrable Securities.

If, at any time prior to the date that no investors hold Registrable Securities, the Company (i) files with the SEC a registration statement under the Securities Act relating to an offering for its own account or for the account of any other holder of its equity securities (other than securities being registered on Form S-4 or Form S-8), and/or (ii) otherwise effects an underwritten offering of any securities of the Company of a type included in a then effective registration statement, then, subject to certain limitations, the Company is required to send each Investor written notice of such action and include in such registration statement and/or underwritten offering all or any part of such investor’s Registrable Securities that the investor requests, or the underwriters allow, to be included in such registration statement and/or the underwritten offering.

If the Company fails to comply with specified provisions in the Registration Rights Agreement, including if a registration statement is not filed with the SEC as required by the Registration Rights Agreement, then we will agree to pay each investor, in addition to all other available remedies, damages, for each 30-day period after the date of such failure until it is cured, an amount in cash equal to one and one-half percent (1.5%) of the product of (i) the sum of (x) the aggregate number of Conversion Shares that are then issued and issuable upon conversion of the Preferred Shares that constitute Registrable Securities and are included, or to be included, as applicable, in the registration statement, as of the date such registration failure occurs (without regard to any limitations on conversion or issuance set forth in the Certificate of Designation), plus (y) all other shares of Common Stock that constitute Registrable Securities and are included, or to be included, as applicable, in such Registration Statement, as of the date such registration failure occurs, multiplied by (ii) the volume weighted average price of the Common Stock on such date.

Summary of the Fifth Amended and Restated Investors’ Rights Agreement

In connection with the Transaction, concurrently with the execution and delivery of the Purchase Agreement, and as an inducement to the Investors to enter into the Purchase Agreement, the Company and certain stockholders of the Company entered into a Fifth Amended and Restated Investors’ Rights Agreement, dated as of June 22, 2017 (the “Fifth IRA”), pursuant to which such stockholders have agreed to certain limitations on the registration rights provided for under that certain Fourth Amended and Restated Investors’ Rights Agreement, dated as of May 13, 2014, with the effectiveness of the Fifth IRA to be contingent upon the closing of the Transaction.

Summary of the Voting Agreements In Connection with the NASDAQ Proposal

This description is a summary of the material terms of the Voting Agreements and does not purport to be a complete description of all of the terms of such agreements. You can find the Voting Agreements and further information about the Transaction in the Current Report on Form 8-K that we filed with the SEC on June 23, 2017.

Contemporaneously with the execution and delivery of the Purchase Agreement, as a condition and inducement to the Investors’ willingness to enter into the Purchase Agreement, the Company and certain stockholders of the Company collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the NASDAQ Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the NASDAQ Proposal or the Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transaction. The following table summarizes the Common Stock held by the Voting Agreement Stockholders as of June 22, 2017, based on 17,574,371 shares of Common Stock outstanding as of June 22, 2017:

10

Name of Voting Agreement Stockholder(s)	Number of shares of Common Stock Beneficially Owned	Percentage of Shares Outstanding

Abingworth Bioventures VI, LP., and related funds	2,017,872	11.5%
TVM Capital , and related funds	1,943,059	11.1%
Skyline Venture Partners Qualified Purchaser Fund IV, L.P., and related funds	1,432,930	8.2%
Prism Venture Partners, and related funds (1)	1,337,462	7.6%
Deerfield affiliated funds	1,224,899	7.0%
Pharmstandard International S.A.	1,165,344	6.6%
MPM Bio IV NVS Strategic Fund, L.P., and related funds	983,381	5.6%
Intersouth Partners VI, L.P.	898,383	5.1%
Total shares of common stock committed in voting agreements	11,003,330	62.6%

(1)	Shares subsequently acquired by funds related to RA Capital Management, LLC. Funds related to RA Capital Management executed Voting Agreements on June 29, 2017.

The summaries above, together with the section entitled “General Information” summarizes certain information relating to the Transaction, but does not contain all of the information that is important to you. For a more complete understanding of the matters to be considered at the Special Meeting, you should read carefully this entire proxy statement and the complete copies of the Purchase Agreement, Voting Agreements, Certificate of Designation, Registration Rights Agreement and Fifth IRA that are attached to the Current Report on Form 8-K that we filed with the SEC on June 23, 2017 and which are incorporated herein by reference.

Interests of Certain Parties in the Transaction

Pursuant to the terms of the Transaction, as discussed above, the holders of a majority of the outstanding shares of Series A Preferred Stock will be entitled to elect one (1) member of the Board (the “Series A Director”).

The following holders, or affiliates of holders, of more than 5% of our Common Stock executed the Purchase Agreement as investors: Abingworth Bioventures VI, LP, a fund affiliated with Deerfield Management Company, L.P., Intersouth Partners VI, L.P., Pharmstandard International S.A., Skyline Venture Partners Qualified Purchaser Fund IV, LP, and TVM Capital and related funds. Further, each of these holders, or affiliates of these holders, collectively holding 49.5% of the Company’s outstanding Common Stock, executed and delivered Voting Agreements described above.

Certain of our directors are affiliated with the Voting Agreement Stockholders. Hubert Birner has shared voting and shared dispositive power with respect to the shares of Common Stock held by TVM Capital and entities affiliated with TVM Capital. John Freund has shared voting and shared dispositive power with respect to the shares of Common Stock held by Skyline Venture Partners Qualified Purchaser Fund IV, L.P. and entities affiliated with Skyline. Tim Haines is included upon an investment committee of Abingworth LLP that approves investment and voting decisions by a majority vote. Abingworth LLP, an English limited liability partnership, has been delegated all investment and dispositive power over the securities held by Abingworth Bioventures VI, LP.

Why We Need Stockholder Approval

Our Common Stock is traded on The NASDAQ Global Market under the symbol “PRTO.” Because our Common Stock is listed on The NASDAQ Global Market, we are subject to NASDAQ's rules and regulations.  NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. As of June 26, 2017, there were 17,574,371 shares of Common Stock outstanding. Upon the closing of the Transaction, we expect to issue an aggregate of 22,000 shares of Series A Preferred Stock. As of the date hereof, the maximum number of shares of Common Stock issuable upon conversion of the Preferred Stock, subject to adjustment for stock splits, dividends and other similar events, is 22,112,775 shares of Common Stock.

11

Any such issuances of Common Stock will result in dilution to existing stockholders. In addition, the significant concentration of ownership in our Common Stock, including the Conversion Shares issuable upon conversion of the Preferred Shares, may adversely affect the trading price for our Common Stock because investors often perceive disadvantages in owning stock in companies with significant stockholders. These stockholders, if they acted together, could significantly influence all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. These significant stockholders may be able to determine all matters requiring stockholder approval. The interests of significant stockholders may not always coincide with our interests or the interests of other stockholders.

However, as discussed above, any conversion of Series A Preferred Stock by a holder into shares of Common Stock would be prohibited if, as a result of such conversion, the holder, together with its affiliates and any other person or entity whose beneficial ownership of Common Stock would be aggregated with such holder’s for purposes of Section 13(d) of the Exchange Act, would beneficially own more than 9.985% of the total number of shares of our Common Stock issued and outstanding after giving effect to such conversion. As a result, we are not seeking stockholder approval under NASDAQ Listing Rule 5635(b), which requires stockholder approval where the issuance of securities will result in a change of control.

Effect of Stockholder Approval or Disapproval of the NASDAQ Proposal

If our stockholders approve the NASDAQ Proposal, then (i) we will have obtained stockholder approval in satisfaction of NASDAQ Listing Rule 5635(d); and (ii) our stockholders will have authorized the issuance and sale of the Preferred Shares described above at the closing, as well as the Conversion Shares issuable upon conversion of the Preferred Shares.

If our stockholders do not approve the NASDAQ Proposal, then (i) we will not issue the Preferred Shares described above at the closing, and (ii) we will not receive the $22,000,000 of gross proceeds which we would otherwise receive at the closing. In light of the magnitude and importance of the Transaction, as discussed above, the Company and certain stockholders of the Company collectively holding 62.6% of the Company’s outstanding Common Stock executed and delivered voting agreements pursuant to which the stockholders agreed to (i) appear at the Special Meeting or otherwise cause the shares of Common Stock outstanding and beneficially owned by such stockholder to be counted as present thereat for purposes of calculating a quorum at the Special Meeting, and (ii) vote, or cause to be voted, all of the shares of Common Stock outstanding and beneficially owned by such stockholder (a) in favor of the NASDAQ Proposal at the Special Meeting and (b) against the approval or adoption of any proposal made in opposition to, or in competition with, the NASDAQ Proposal or the Transaction, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transaction.

Required Vote

Approval by the Company, for purposes of NASDAQ Listing Rule 5635(d), of the NASDAQ Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the NASDAQ Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the NASDAQ Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NASDAQ PROPOSAL.

12

PROPOSAL NUMBER 2:

APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL

Summary and Effect of Approval of Equity Incentive Plan Proposal

The Board initially adopted our 2014 Equity Incentive Plan (the “Original Plan”) on August 21, 2014, and the Original Plan became effective on August 21, 2014. The Original Plan was approved by the stockholders of the Company on October 3, 2014.

As set forth in the Original Plan, the number of shares authorized under the Original Plan was to be increased each January 1, commencing on January 1, 2015, by an amount equal to 4% of our outstanding shares of “Stock” as of the end of the immediately preceding fiscal year (the “Evergreen Feature”). In this context, the definition of “Stock” included outstanding common stock only and did not include outstanding securities convertible into common stock. As a result, the Evergreen Feature did not consider our outstanding capital stock on a fully-diluted basis.

The Board reviewed the mechanics of the Original Plan, including the Evergreen Feature, in connection with the Company’s review of the terms of and execution of the Purchase Agreement. In light of this review, and as a result of the issuance of the Preferred Shares, which are convertible into Conversion Shares, the Board believes that it is desirable and in the best interests of its stockholders to amend and restate the terms of the Original Plan (the “Amended Plan”) to clarify that the number of shares of “Stock” to be taken into account for purposes of calculating the Evergreen Feature includes the number of shares of Common Stock issuable upon conversion of any security that the Company may issue that is convertible into or exchangeable for Common Stock, including, but not limited to, preferred stock or warrants (the “Evergreen Provision Amendment”). Other than changes related to the Evergreen Provision Amendment, all other terms of the Original Plan remain the same. All equity awards previously granted under the Original Plan will remain the same under the Plan Amendment.

As a result of the approval of the Equity Incentive Plan Proposal, on January 1, 2018, the increase to the Evergreen Feature will include 4% of the Conversion Shares issuable upon conversion of the Preferred Shares to be issued pursuant to the Purchase Agreement, or an additional 884,511 shares.

The Board discussed and approved the steps related to the Transaction, including the Evergreen Provision Amendment, on June 20, 2017. As a technical matter, the Board believes that this Evergreen Provision Amendment should be adopted regardless of your approval of the NASDAQ Proposal. As a result, the Board unanimously recommends that stockholders vote “FOR” the approval of Amended Plan.

The terms of the Amended Plan are summarized below. The Amended Plan is appended hereto as Appendix A, and the Amended Plan showing the changes from the Original Plan is appended hereto as Appendix B. The summary below does not contain all of the information that is important to you. For a more complete understanding of the matters to be considered at the Special Meeting, you should read carefully this entire proxy statement including the Amended Plan is appended hereto as Appendix A, and the Amended Plan showing the changes from the Original Plan is appended hereto as Appendix B.

Purpose and Administration

The Amended Plan is intended to provide incentives that will attract, retain and motivate highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. The Amended Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code ”), but not all awards granted pursuant to The Amended Plan are required to be treated as incentive stock options. Options that are not treated as incentive stock options are referred to generally as nonstatutory options. Incentive stock options and nonstatutory options are generally referred to as options. Any grant or sale pursuant to The Amended Plan of stock, options, stock appreciation rights, restricted stock, performance units, restricted stock units or rights to receive cash, stock or any of these other grants is generally referred to as an award. The Amended Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The Amended Plan is administered by the Committee of the Board, which members are appointed by the Board and is composed of at least three members, all of whom are independent directors as defined by the regulations of the SEC and the NASDAQ Stock Market. Members of the Committee serve until the appointment of their successors or their removal by the Board at any time. The Board may at any time exercise any of the powers and responsibilities assigned to the Committee under the Amended Plan. Additionally, the Committee may delegate to an executive officer or officers the authority to grant awards to employees who are not officers or to consultants in accordance with guidelines established by the Committee. Subject to the provisions of the Amended Plan, the Committee has complete authority to make, or select the manner of making, all determinations with respect to awards to be granted, including the form of award and the employee, consultant or director to receive the award, by considering such factors as the Committee shall deem relevant in its discretion. Subject to the provisions of the Amended Plan, the Committee also has complete authority to interpret The Amended Plan, to prescribe, amend and rescind rules and regulations relating to the Amended Plan, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations necessary or advisable for the administration of The Amended Plan. All determinations of the Committee regarding the Amended Plan made in good faith shall be final, binding and conclusive.

13

The Amended Plan, unless earlier terminated by the Board, shall end immediately prior to the tenth anniversary of August 21, 2014, the effective date of the Original Plan.

Eligibility

Awards under the Amended Plan may be granted to any employees, officers, directors, consultants and advisors of the Company and any corporation or other entity affiliated with the Company. Only employees of the Company and its parents or subsidiaries may receive incentive stock options. Subject to the provisions for adjustment set forth in the Amended Plan, in any calendar year, participants may not receive options or stock appreciation rights covering awards to more than 1,408,000 shares. The maximum number of shares subject to all awards (including options and stock appreciation rights) intended to be qualified performance-based awards during a single calendar year may not cover more than 1,408,000 shares. In addition, no participant may be granted awards intended to be qualified performance-based awards that are denominated in cash under which more than $30,000,000 may be earned for a twelve month performance period.

Types of Awards

Awards under the Amended Plan may include incentive stock options, nonstatutory options, stock appreciation rights, restricted stock, restricted stock units, performance units, and stock grants. Awards under the Amended Plan may be designated as qualified performance-based awards intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

Shares Subject to the Amended Plan

A total of 704,000 shares of common stock were initially reserved for issuance under the Amended Plan. These shares were registered on a Registration Statement on Form S-8 (File No. 333-200587). The, the number of shares authorized under the Amended Plan was to be increased each January 1, commencing on January 1, 2015, by an amount equal to 4% of our outstanding shares of common stock and securities convertible into common stock as of the end of the immediately preceding fiscal year. Notwithstanding the foregoing, our Board may act prior to January 1 of a given year to provide that there will be no such January 1 increase in the number of shares of stock authorized under the Amended Plan for such year or that the increase in the number of shares of stock authorized under the Amended Plan for such year will be a lesser number than would otherwise occur pursuant to the preceding sentence. Notwithstanding the preceding sentences, in no event shall the number of shares available for issuance pursuant to incentive options exceed 14,080,000 shares of stock. If any option or stock appreciation right outstanding under the Amended Plan expires, terminates, or is cancelled without being exercised in full, or any other award is forfeited, the shares forfeited or not purchased will again be available for awards to be granted. If any option under the Amended Plan or Prior Plans is exercised by delivering previously owned shares of stock in payment of the exercise price, only the net number of shares shall be considered to have been issued with respect to the award and the balance will be available for awards to be granted. Additionally, any shares of stock delivered to or withheld by the Company in satisfaction of tax withholding obligations with respect to an award under the Amended Plan shall be available for awards granted under the Amended Plan. Settlement of any award will not count against this limitation except to the extent settled in the form of stock. Shares of stock issued pursuant to the Amended Plan may be either authorized but unissued shares or treasury shares held by the Company.

Adjustment for Corporate Actions

If the outstanding shares of stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of stock as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the Amended Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options and stock appreciation rights (without change in the aggregate purchase price as to which such options or rights remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Any such adjustment in awards will be determined and made by the Committee in its sole discretion. Outstanding awards and their terms may be adjusted by the Committee in its sole discretion upon the occurrence of certain other corporate actions.

14

Grant of Awards

Awards are granted at the times, to the participants, and in the amounts determined by the Committee and specified in the relevant award agreements. Subject to the terms of the Amended Plan, the Committee determines the number of shares subject to, the duration and the exercise price (if any) of, and the restrictions and limitations (if any) applicable to, each award granted. Each award granted shall be subject to all applicable terms and conditions of the Amended Plan and such other terms and conditions as the Committee may prescribe. No prospective participant in the Amended Plan will have any rights with respect to an award unless and until he or she has executed an agreement evidencing the award, delivered a fully executed copy of the agreement to the Company, and otherwise complied with the applicable terms and conditions of the award.

Stock Options

The exercise price of an option must be no less than 100% of the market value of the stock on the date on which the award was granted or, in the case of an incentive option, no less than 110% of the market value of the stock on the date on which the award was granted if the optioned is a person who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries. An incentive stock option will be considered to be an incentive stock option only to the extent that the number of shares of stock for which the option first becomes exercisable in a calendar year do not have an aggregate market value (as of the date of the grant of the option) in excess of the “current limit.” The current limit for any optionee for any calendar year is $100,000 minus the aggregate market value at the date of the grant of the number of shares of stock available for purchase for the first time in the same year under each other incentive stock option previously granted to the optionee under the Amended Plan, and under each other incentive stock option previously granted to the optionee under any other incentive stock option plan of the Company and its affiliates. Any shares of stock which would cause this limit to be violated will be deemed to have been granted under a separate nonstatutory option, otherwise identical in its terms to those of the incentive stock option.

An option may be immediately exercisable or become exercisable in installments, as the Committee may determine. The Committee may accelerate any option not immediately exercisable in full, in whole or in part at any time. Acceleration of incentive stock options must not cause the option to fail to comply with the provisions of Section 422 of the Code unless the optionee consents to the acceleration. No option may be exercised on or after the tenth anniversary of the date on which the option was granted or, in the case of an incentive stock option, on or after the fifth anniversary of the date on which the incentive stock option was granted, if the optionee is a person who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parents or subsidiaries.

An optionee exercises an option under the Amended Plan by giving written notice to the Company, specifying the number of shares of common stock being exercised. The notice must be accompanied by payment in the form of (i) cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject to Committee approval, (ii) shares of stock having a market value equal to the exercise price of the shares to be purchased, (iii) unless prohibited by law, an executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in a form approved by the Committee, or (iv) by surrender of all or part of the option then exercisable in exchange for shares of stock having an aggregate market value equal to the difference between the aggregate market value of the surrendered option and the aggregate exercise price under the surrendered portion of the option. If the Company stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the stock subject to an option in a brokered transaction (other than to the Company) in an open market transaction. Receipt by the Company of such notice and payment in any authorized or combination of authorized means will constitute the exercise of the option. Within 30 days thereafter but subject to the remaining provisions of the Amended Plan, the Company will deliver or cause to be delivered to the optionee or his agent a certificate or certificates or shall cause the stock to be held in book-entry position through the Company’s transfer agent’s direct registration system, for the number of shares then being purchased. Such shares will be fully paid and nonassessable.

Additionally each person exercising an incentive stock option shall be deemed to have covenanted with the Company to report any disposition of such shares issued upon exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code.

Stock Appreciation Rights

Stock appreciation rights are rights to receive any excess in the market value of shares of stock over a specified exercise price. These rights may be granted in tandem with an option or standalone. Stock appreciation rights granted in tandem with an option terminate if the related option is exercised, and the related option will terminate if the tandem stock appreciation rights are exercised.

Stock appreciation rights shall have an exercise price of not less than 100% of the market value of the stock on the date of the award. In the case of stock appreciation rights granted in tandem with options, the exercise price will equal the exercise price of the related option. No stock appreciation right may be exercised on or after the tenth anniversary of the grant date. Other terms and conditions are substantially similar to those applicable to a nonstatutory option. If a stock appreciation right is related to an option which can only be exercised during limited periods following a change of control of the Company, the participant may be entitled to receive an amount based on the highest price paid or offered for the Company’s stock in connection with the change of control or paid during the 30 day period immediately preceding the change of control.

15

Awards of Restricted Stock

Awards of restricted stock are grants or sales of stock subject to a risk of forfeiture upon the occurrence or non-occurrence of certain specified terms or conditions. The consideration for restricted stock can be cash or other property or services as the Committee determines. A participant receiving a restricted stock award will be issued either a legended stock certificate, registered in the participant’s name, or held in book-entry position through the Company’s transfer agent’s direct registration system and the restrictions will be appropriately noted. Each award is subject to an award agreement which specifies the terms, conditions and restrictions applicable to such award. The Committee may require that the stock certificates evidencing shares of restricted stock be held in escrow until the restrictions on the shares have lapsed.

During the restriction period applicable to shares of restricted stock, the shares are subject to limitations on transferability and a risk of forfeiture, which may arise on the basis of certain conditions determined and specified by the Committee. These restrictions and conditions may be related to the performance of services, Company or affiliate performance or otherwise and will be outlined in the award agreement pertaining to the award of restricted stock. The restriction period or risk of forfeiture may be waived, terminated or shortened at any time by the Committee. Except as otherwise provided in the Amended Plan or award agreement, the participant will have all the rights of a stockholder of the Company with respect to any outstanding shares of restricted stock, including the right to vote and receive dividends, but any dividends or other distributions payable in shares of stock shall constitute additional restricted stock, subject to the same risk of forfeiture as the shares of restricted stock. The Committee may permit or require the payment of cash dividends to be deferred and reinvested in additional restricted stock.

Restricted Stock Units

Restricted stock units are rights to receive shares of stock at the close of a restriction period, subject to a risk of forfeiture upon the occurrence or non-occurrence of certain specified events or conditions. These events or conditions are determined and specified by the Committee and may relate to the performance of services, Company or affiliate performance or otherwise. The restriction period and risk of forfeiture may be waived, terminated or shortened at any time by the Committee. The payment of earned restricted stock units is made promptly following the close of the applicable restriction period. In the Committee’s discretion, participants may receive payments equivalent to any dividends declared in grants of restricted stock units following the close of the restriction period if the underlying stock has been earned. At the time of the award, the Committee may permit or require the payment of cash dividends to be reinvested in additional restricted stock units to the extent shares of stock are available under the Amended Plan. The Committee may permit or require the deferral of receipt of the payment of earned restricted stock units subject to the rules and procedures of such payment deferrals.

Performance Units

Performance units are rights to receive such amount of cash, shares of stock or other awards, as may be established by the Committee, at the close of a specified performance period contingent on the achievement of certain written performance goals. These performance goals are measured over a particular period of time specified by the Committee and may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual or other business objectives. The number and value of performance units paid to each participant will be determined by the extent to which the written performance goals are met within the applicable performance period. At the end of each applicable performance period, the holder of performance units is entitled to receive payout on the number and value of performance units he or she has earned.

Payment on performance units is made promptly following the close of the applicable performance period. In the Committee’s discretion, participants may be entitled to receive dividends declared with respect to shares of stock earned in connection with performance units, but not yet earned and distributed to participants. Any dividends or dividend equivalents with respect to performance units shall be accumulated until the applicable award is earned, and such dividends or dividend equivalents shall not be paid if the performance objectives are not achieved and the performance unit is not earned. The Committee may permit or require participants to defer receipt of payment of cash or delivery of stock earned in connection with the achievement of performance goals.

Stock Grants

A stock grant is a grant of shares of stock not subject to restrictions or forfeiture conditions. Such a grant may be made under the Amended Plan solely in recognition of significant prior or expected contributions to the success of the Company or its affiliates, as an inducement to employment, in lieu of compensation otherwise due, or in other limited circumstances the Committee deems appropriate.

16

Qualified Performance-Based Awards

The Committee has discretion to qualify awards granted pursuant to the Amended Plan as performance-based compensation under Section 162(m) of the Code. Qualified performance-based awards must comply with the requirements of Section 162(m) of the Code. Any form of award permitted under the Amended Plan, other than a stock grant, may be granted as a qualified performance-based award. The exercise price of any option or stock appreciation right intended to qualify as a qualified performance-based award must be no less than the market value of the stock on the date on which the award is granted and may become exercisable based on continued service, satisfaction of performance goals or other business objectives or a combination of both. Other awards, such as restricted stock, restricted stock units or performance units, are subject to satisfaction of one or more performance goals except as provided in the Amended Plan. The Committee has full discretion to establish the length of any restriction period or performance period and the nature of the performance goal with respect to qualified performance-based awards other than options and stock appreciation rights.

Participants are eligible to receive payment under a qualified performance-based award subject to achievement of a performance goal or goals only if the applicable goals are achieved within the performance period as determined by the Committee. A qualified performance-based award may be deemed earned as a result of death, disability or in connection with a change of control (within the meaning of Section 162(m) of the Code) if provided in the Amended Plan or applicable award agreement. In determining the size of a qualified performance-based award, the amount earned for the performance period may be reduced or eliminated in the discretion of the Committee. Qualified performance-based awards may not be subject to adjustment pursuant to The Amended Plan if such adjustment would result in the providing of anything other than “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance criteria upon which performance goals are established by the Amended Plan administrator may include but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) expenses; (xv) working capital; (xvi) earnings per share; (xvii) adjusted earnings per share; (xviii) price per share; (xix) regulatory body approval for commercialization of a product; (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share; (xxii) economic value; (xxiii) revenue; (xxiv) revenue growth; and (xxv) operational and organizational metrics.

Certain Actions with Respect to Corporate Transactions

In the event of a transaction, including (i) any merger or consolidation of the Company, (ii) any sale or exchange of all of the common stock of the Company, (iii) any sale, transfer or other disposition of all or substantially all of the Company’s assets, or (iv) any liquidation or dissolution of the Company, the Committee may, with respect to all or any outstanding stock options and stock appreciation rights, (1) provide that such awards will be assumed, or substantially equivalent rights shall be provided in substitution therefore, (2) provide that the participant’s unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised within a specified period following written notice to the participant, (3) provide that outstanding awards shall become exercisable in whole or in part prior to or upon the transaction, unless assumed or substituted in clause (1), (4) provide for cash payments, net of applicable tax withholdings, to be made to the participants, (5) provide that, in connection with a liquidation or dissolution of the Company, awards shall convert into the right to receive liquidation proceeds net of the exercise price of the awards and any applicable tax withholdings, or (6) any combination of the foregoing.

With respect to outstanding awards other than stock options or stock appreciation rights, upon the occurrence of a transaction other than a liquidation or dissolution of the Company which is not part of another form of transaction, the repurchase and other rights of the Company under each such award will transfer to the Company’s successor. Upon the occurrence of such a liquidation or dissolution of the Company, all risks of forfeiture and performance goals applicable to such other awards will automatically be deemed terminated or satisfied, unless specifically provided to the contrary in the award. Any determinations required to carry out any of the foregoing will be made by the Committee in its sole discretion.

Change of Control

In the event of a change of control, to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards shall become fully vested and exercisable and any restrictions applicable to any such awards shall lapse in connection with the transaction. Upon or in anticipation of a change of control, the Amended Plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the Amended Plan administrator. Individual award agreements may provide for additional accelerated vesting and payment provisions. The treatment of a stock option award is also subject to any other, or additional, terms as provided in the applicable award agreement. In the case of any other award, the treatment of that award upon a change of control shall be subject to the specific terms and conditions set forth in the applicable award agreement, except as provided by law or in the Amended Plan.

17

A change of control is defined as the occurrence of any of the following: (1) a transaction, as described above, unless securities possessing more than 50% of the total combined voting power of the survivor or acquiror are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company immediately prior to the transaction; (2) any person or group of persons, excluding the Company and certain other related entities, directly or indirectly acquires beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company, unless pursuant to a tender or exchange offer that the Board recommends stockholders accept; (3) over a period of no more than 36 consecutive months there is a change in the composition of the Board such that a majority of the Board members ceases to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the remaining Board members who have been Board members continuously since the beginning of that period; or (4)  a majority of the Board votes in favor of a decision that a change of control has occurred.

Settlement of Awards and Tax Withholding

Stock options and restricted stock will be settled in accordance with their terms. All other awards under the Amended Plan may be settled in cash, common stock or other awards, or a combination thereof, as determined by the Committee at or after the date of grant and subject to any contrary award agreement.

Upon the issuance of shares issued pursuant to awards, the Company has the right to require such participants to remit an amount sufficient to satisfy federal, state, local, foreign, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for us an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates representing any such shares or before placing such shares in book-entry position through the Company’s transfer agent’s direct registration system.

The obligation of the Company to issue shares pursuant to an award, is subject to compliance with all of the terms of the Amended Plan and the applicable award agreement. If any law or applicable regulation of the SEC or other body having jurisdiction shall require us or the participant to take any action in connection with shares being issued, issuance and delivery of the certificate or certificates for such shares or placing such shares in book-entry position through the Company’s transfer agent’s direct registration system will be postponed until completion of the necessary action. Such actions may include, but are not limited to, any required or desirable registration of stock, the agreement to any stockholders’ agreement then in effect, or the making of written representations to the Company by the participant.

Awards to Participants Outside the United States

The Committee may modify the terms of any award under The Amended Plan granted to a participant who is, at the time of grant or during the term of the award, a resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order for the award to conform to laws, regulations, procedures and customs of such foreign country, or so that the value and other benefits of the award to the participant, as affected by foreign tax laws and other restrictions applicable as a result of the participant’s residence or employment abroad, will be as comparable as practicable to the value of such an award to a participant who is a resident or primarily employed in the United States. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of The Amended Plan for the purpose of granting and administrating any such modified award.

Market Value

The market value of the stock on any particular date is the value of the stock as determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, market value of the stock for any particular date will be the closing price for the stock as reported on the NASDAQ Stock Market, or any other national securities exchange on which the stock is then listed, for that date, or if no closing price is reported for that date, the closing price of the first prior date for which a closing price is reported.

Limitation of Rights

Participants in the Amended Plan will not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares and delivered to the participant or the stock has been issued through the Company’s transfer agent’s direct registration system. Any stock issued pursuant to awards is subject to all restrictions on transfer imposed by the Company’s by-laws or certificate of incorporation.

18

Transferability

Except as otherwise provided in the Amended Plan, awards are not transferable, and no awards or interests therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. All of a participant’s rights in any award may be exercised during the life of the participant only by the participant or the participant’s legal representative. However, the Committee may, at or after the grant of an award of a nonstatutory option or shares of restricted stock, provide that such award may be transferred by the participant to a “family member” (as defined in the Amended Plan); provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer will be valid unless first approved by the Committee, acting in its sole discretion.

Termination of Association with the Company

Unless the Committee provides otherwise with respect to any award, if a participant’s employment or other association with the Company and its affiliates ends for any reason, any outstanding option or stock appreciation right held by the participant shall cease to be exercisable not later than 30 days following the end of the participant’s employment or association. Other outstanding awards will be forfeited or otherwise subject to return to or repurchase by the Company as provided in the applicable award agreement. However, cessation of the performance of services in one capacity shall not result in the termination of an award while the participant continues to perform services in another capacity. Military, sick leave or other bona fide leave is not deemed a termination of employment provided it does not exceed the longer of 90 days or the period during which the absent participant’s reemployment rights are guaranteed by statute or contract. The Committee may provide that awards continue to vest for some or all of any such leave or that vesting be tolled during such leave, to the extent consistent with applicable law.

Term and Termination of the Amended Plan; Amendment

Awards under the Amended Plan may not be granted later than August 21, 2024. The Board may terminate the Amended Plan at any earlier time or make modifications of the Amended Plan as it deems advisable, subject to the rights of participants of outstanding awards on the date of amendment or modification. Awards granted at any time during the term of the Amended Plan will not expire solely because of the termination of the Amended Plan, and no amendment or modification of the Amended Plan shall affect the terms of any outstanding award unless the Board expressly provides otherwise. Subject to the following, the Committee may (1) amend the terms of an award granted provided it is amended consistent with the terms of the Amended Plan, (2) modify, extend or assume awards or accept the cancellation of awards granted by another issuer in return for new awards, and (3) offer to buy out for cash or cash equivalents an award or authorize a cash-out of an award, at such time and on such terms as the Committee shall establish. However, termination or amendment of the Amended Plan or terms of any award previously granted may not adversely affect the rights of the participant of an award without his or her consent except if the Committee determines, prior to a change of control, that an amendment is (x) advisable or required to satisfy any law or regulation or accounting standard or to avoid adverse financial accounting consequences or (y) not reasonable likely to diminish the benefits provided under the award or such diminution has been adequately compensated. Without the approval of the Company’s stockholders, no amendment may (i) increase the number of shares of common stock which may be issued under the Amended Plan, (ii) change the description of the persons eligible for awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange. However, the Committee is expressly permitted to “reprice” options to reduce their exercise or base price and, in connection with such reprising, to amend any other terms of such options, in each case without the approval or consent of the Company’s stockholders.

Material U.S. Federal Tax Consequences

Following are the federal tax consequences to U.S. citizens and residents of awards under the Amended Plan. It is based on the provisions of the Code, and applicable Internal Revenue Service regulations and rulings. The Code is subject to amendment, and continuing interpretation by the Internal Revenue Service. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases. You should therefore consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under federal tax law, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

Internal Revenue Service regulations provide that, for the purpose of avoiding certain penalties under the Code, taxpayers may rely only on opinions of counsel that meet specific requirements set forth in the regulations, including a requirement that such opinions contain extensive factual and legal discussion and analysis. Any tax advice that may be contained in this document does not constitute an opinion that meets the requirements of the regulations. Any such tax advice therefore cannot be used, and was not intended or written to be used, for the purpose of avoiding any federal tax penalties that the Internal Revenue Service may attempt to impose. Because any such tax advice could be viewed as a “marketed opinion” under the Internal Revenue Service regulations, those regulations require this document to state that any such tax advice was written to support the “promotion or marketing” of the matters set forth in this document.

For purposes of this summary, we assumed that no award will be considered “deferred compensation” as that term is defined for purposes of the federal tax rules governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of Section 409A of the Code (in general, by limiting any flexibility in the time of payment). For example, the award of a restricted stock unit, if the underlying stock is not required to be delivered timely following vesting, could constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of Section 409A of the Code, then any deferred compensation component of the award will be taxable when it is earned and vested (even if not then payable) and the participant will be subject to a 20% additional tax.

19

Nonstatutory Options

Grant. You will not have to report any taxable income when you receive a nonstatutory option.

Exercise with Cash. You will have to report taxable income if you exercise a nonstatutory option with cash. The amount you must report is the difference between the value of the shares on the date you exercise the option and the amount you pay for the shares. This income will be taxed to you just as any other income you receive as compensation for services. This income, together with the amount you pay for the shares, will then be your basis in the shares for purposes of determining your taxable gain or loss on any later sale of the shares.

Exercise with Stock. If you exercise your nonstatutory option by delivering shares that you already own, your exercise will be treated, in part, as a nontaxable exchange of shares. This means,

•	You will not have to report compensation income on the number of shares you receive whose value equals the value of the shares you deliver. Your basis in those shares, for determining any taxable gain or loss when you sell those shares, will be the basis of the shares you deliver. Also, the shares you receive will have a holding period (for determining whether you qualify for long-term capital gains tax rates) which includes the length of time you held the shares you deliver.

•	You will have to report compensation income on any additional shares you receive in an amount equal to the difference between the value of those additional shares and the amount of cash, if any, you pay for the shares. This income, together with the amount you pay for the shares, will then be your basis in the shares for purposes of determining your taxable gain or loss on any later sale of the shares.

Sale of Shares. You may also have to report taxable gain or loss when you sell a share you received on exercising a nonstatutory option. The amount of gain or loss you must report will be measured by the difference between the amount you receive from selling that share and your basis in the share. Any such gain or loss will be a capital gain or loss. Capital gains qualify to be taxed at long-term capital gains tax rates rather than the rates which apply to compensation income if you have held the share more than one year.

Incentive Stock Options

Grant. You will not have to report any taxable income when you receive an incentive stock option.

Exercise with Cash. In most cases you will not have to report any taxable income when you exercise an incentive stock option with cash. However, the federal income tax system includes a separate tax, the alternative minimum tax, intended to ensure that taxpayers cannot completely eliminate all income taxes through the use of various special provisions of the Code. For purposes of calculating whether you owe any alternative minimum tax, you will have to report the difference between the value of the shares on the date you exercise the option and the amount you pay for the shares as though it were taxable compensation income. As a result, and depending on your particular circumstances, you may have to pay an alternative minimum tax when you exercise an incentive stock option even though you have no taxable income for regular income tax purposes because you do not sell the shares you acquire as a result of the exercise until a subsequent year.

Exercise with Stock. Subject to the discussion above regarding the alternative minimum tax, in most cases you also will not have to report any taxable income on exercising an incentive stock option with shares you already own but, under regulations of the Internal Revenue Service, there may be other consequences unique to exercising your option with shares, as follows:

•	For purposes of determining the amount of your gain or loss on any later sale of those shares, the number of shares you receive on exercise whose value equals the value of the shares you deliver will have a basis equal to the basis of the shares you deliver and a holding period which includes the length of time you held the shares you deliver. The additional shares you receive will have basis equal to any cash (that is, in addition to delivering previously owned shares) you pay to exercise your option.

•	However, for purposes of determining whether any later sale of any of the shares you receive is a “disqualifying disposition” (described in “Sale of Shares” immediately below), all of the shares you receive will be treated as newly acquired.

20

•	In addition, if you later sell less than all of the shares you receive when you exercise your incentive stock option with shares, you will be considered to have first sold the shares with the lowest basis.

•	If you acquired the shares which you use to exercise your option by exercising another incentive stock option, and the holding periods required for long-term capital gains as described below in “Sale of Shares” are not met with respect to the shares you use, those shares will be treated as sold in a disqualifying disposition for purposes of reporting compensation income (that is, you will not have any capital gain or loss on exchanging those shares, but may be required to report compensation income as if you sold the shares). Any compensation income you report as a result of such a disqualifying disposition will be added to the basis of those shares received in exchange for the shares you deliver.

Sale of Shares. You may have to report taxable gain or loss when you sell a share you received on exercising an incentive stock option. The amount of gain or loss you must report will be measured by the difference between the amount you receive from selling that share and your basis in the share. Any such gain or loss will usually be capital gain or loss. Capital gains qualify to be taxed at long-term capital gains tax rates rather than the rates which apply to compensation income if you have held the share more than one year. However, if you have a gain when you sell a share you received on exercising an incentive stock option, some or all of that gain will be taxed as compensation income if you sell that share

•	within two years from the date you received your option, or

•	within one year after you exercised your option.

A sale of your shares within the above time periods is known as a disqualifying disposition. In the case of a disqualifying disposition, you will have to report as additional compensation income the portion of the gain you otherwise would report on selling your share equal to the difference between the value of the share at the date you exercised your option and the amount you paid for the share on exercise. Note that the amount of your compensation income will not be limited to your gain on the sale, but instead will include the difference between value and amount paid, if your sale is the type of transaction where a loss, had you sustained one, would not be recognized for federal income tax purposes, for example, a sale to certain relatives. Any such compensation income is not subject to income and employment tax withholding, but will be reported by the Company to the Internal Revenue Service.

Restricted Stock

Grant and Lapse of Restrictions. When you receive an award of stock which is subject to a substantial risk of forfeiture you will not have to report any taxable income except as follows:

•	If you make an “83(b) election” (described below), at the date you receive your restricted stock award you will have to report compensation income equal to the difference between the value of the shares and the price you pay for the shares, if any. Value is determined without regard to the risk of forfeiture that applies to your award.

•	If you do not make an “83(b) election” (described below), at the date or dates the substantial risk of forfeiture which applies to your award expires, you will have to report compensation income equal to the difference between the then value of the shares and the price you paid for the shares, if any.

83(b) Elections. An 83(b) election is a special tax election you can make to have any risk of forfeiture that otherwise applies to your restricted stock award disregarded for tax purposes. An 83(b) election has three effects. First, you will have to report compensation income, if any, at grant of the shares rather than later as the risk of forfeiture expires. Second, the amount of your compensation income will be based on the value of the shares when you receive the shares (disregarding the risk of forfeiture) rather than based on the value as the risk of forfeiture expires. Third, the date you are first treated as holding the shares for purposes of later determining whether you qualify for the tax rates that apply to long-term capital gains or losses will be the date you receive your award rather than the date or dates the risk of forfeiture which applies to your award expires. An 83(b) election must be made within 30 days of receiving a restricted stock award, and generally cannot be revoked once made.

Sale of Shares. You may have to report taxable gain or loss when you sell the shares you received as a restricted stock award. The amount of gain or loss you must report will be measured by the difference between the amount you receive on selling those shares and your basis in the shares. Your basis in the shares is the amount you paid for the shares, if any, plus the amount of compensation income you previously reported in connection with the restricted stock award. Any such gain or loss will be a capital gain or loss. Any such gain will qualify for long-term capital gains tax rates rather than the rates which apply to compensation income if you held the awarded shares more than one year after the date you received the shares, assuming you make an 83(b) election. If you do not make an 83(b) election, then you must have held the awarded shares more than one year after the date or dates the risk of forfeiture which applies to your award expires to qualify for long-term capital gains tax rates.

21

Forfeiture of Shares. If you should forfeit your restricted stock award, you will have to report taxable gain or loss based on the difference between the amount you paid for the award and the amount you receive on forfeiture, if anything. That gain or loss will be an ordinary gain or loss if you did not make a Section 83(b) election, and capital gain or loss if you did make a Section 83(b) election. Note that if you make an 83(b) election and the shares are subsequently forfeited, only the amount paid for the shares, and not any amount of compensation income you recognized because of the Section 83(b) election, will be taken into account for purposes of determining your capital gain or loss.

Stock Appreciation Rights; Restricted Stock Units; Performance Units

You will generally recognize ordinary income on receipt of cash or other property pursuant to an award of stock appreciation rights, restricted stock units or performance units. The amount you must report is the difference between the amount of cash or value of shares you receive and the amount, if any, you pay for any such shares. This income will be taxed to you just as any other income you receive as compensation for services.

Stock Grants

When you receive an award of shares which is not subject to any substantial risk of forfeiture, you will have to report compensation income equal to the difference between the value of the shares on the date of grant and the price you pay for the shares, if any. This amount of income, together with the price you pay for the shares, will then be your basis in the shares for purposes of determining whether you have any taxable gain or loss on a later sale of the shares.

Section 16 Officers and Directors

For tax purposes, shares acquired upon exercise of an option or as a restricted stock award or stock grant may be considered subject to a substantial risk of forfeiture if the sale of such shares at a profit could subject the seller to liability under Section 16(b) of the Exchange Act. The existence of a substantial risk of forfeiture may change some of the tax consequences described above. In these circumstances, you should consult your independent tax adviser regarding the tax consequences of an exercise of an option or receipt of an award of restricted stock or stock grant.

Company Deductions; Tax Withholding

Except as has been previously described, whenever you have to report compensation income in connection with an award described in this prospectus, the Company generally will be entitled to deduct the same amount in computing its taxable income and the Company must withhold income and employment taxes based on that compensation income if paid to you as an employee. You are responsible for ensuring that adequate funds are available to the Company for such withholding.

New Plan Benefits Table

All awards made under the Amended Plan are discretionary. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan in the future are not determinable at this time. However, please refer to the “Executive Compensation - Outstanding Equity awards at Fiscal year End” table below, which provides information on the grants made to the named executive officers during the year ended December 31, 2016. In addition, the following table presents information regarding the number and the dollar value of stock options awarded to the following individuals or groups of individuals during the year ended December 31, 2016:

•	each of the individuals listed in “Executive Compensation - Summary Compensation Table”;
•	all current executive officers, as a group;
•	all current directors who are not executive officers, as a group; and
•	all non-executive officer employees, including all current officers who are not executive officers, as a group.

22

	Grant Date (1)	Number of Securities Underlying Options (#)	Option Awards ($)	Option Exercise Price ($)
Timothy P. Noyes, President and Chief Executive Officer	1/24/2017	122,838	$208,714	$2.05
Steven K. Burke, M.D., Senior Vice President and Chief Medical Officer	1/24/2017	53,119	$90,254	$2.05
George A. Eldridge, Senior Vice President and Chief Financial Officer, Treasurer and Assistant Secretary	1/24/2017	53,119	$90,254	$2.05
All executive officers, as a group (6 persons) (2)	1/24/2017	389,761	$662,239	$2.05
All non-executive directors, as a group (7 persons)	6/9/2016	46,662	$195,915	$5.90
All non-executive officer employees, as a group (12 persons)	1/24/2017	269,581	$458,043	$2.05

(1) Equity-based awards for the fiscal year ended December 31, 2016.  Options were granted in January 2017 to the executives and employees as part of the compensation review cycle for the last fiscal year.

(2) For purposes of completeness, this group includes all persons determined to be Section 16 officers by the Company, including the three named executive officers included separately on the lines above.

Required Vote

Approval by the Company of the Equity Incentive Plan Proposal requires the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against Proposal 2.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE EQUITY INCENTIVE PLAN PROPOSAL.

23

EXECUTIVE COMPENSATION

Overview

The following discussion relates to the compensation of our Chief Executive Officer and President, Timothy P. Noyes, and our next two most highly compensated persons serving as executive officers as of December 31, 2016. Each year, our Compensation Committee reviews and determines the compensation of our executive officers, including our executive officers. Our executive compensation program is designed to attract and retain a highly skilled team of key executives and to align the compensation of our executives with the interests of our stockholders by rewarding the achievement of short- and long-term strategic financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders.

Elements of Executive Compensation

The compensation of our named executive officers consists of base salary, annual cash bonuses, equity awards and employee benefits that are made available to all salaried employees. Our named executive officers are also entitled to certain compensation and benefits upon certain terminations of employment and certain change of control transactions pursuant to employment agreements. In addition to the factors discussed below, the Compensation Committee also considers recommendations from Mr. Noyes, who as our Chief Executive Officer regularly discusses compensation issues with the chairperson of the Compensation Committee and meets with our Compensation Committee to discuss these matters. Mr. Noyes also provides our Compensation Committee and Board with his evaluation of the performance of the named executive officers other than himself.

The following describes the material terms of the elements of our executive compensation program during fiscal year 2016.

Base Salaries. Base salaries for our named executive officers are determined based on the scope of each officer’s responsibilities along with his respective experience and contributions to the Company. Base salaries for our named executive officers are determined annually by our Compensation Committee, subject to review and approval by our Board. When reviewing base salaries for increase, our Compensation Committee takes factors into account such as each officer’s experience and individual performance, Proteon’s performance as a whole, data from surveys of compensation paid by comparable companies, and general industry conditions, but does not assign any specific weight to any factor. The following table sets forth base salaries for our named executive officers for the 2016 and 2017 fiscal years.

	2016	2017	% Increase
Name	Base Salary ($)	Base Salary ($)	over 2016
Timothy P. Noyes, President and Chief Executive Officer	487,190	501,806	3.0%
Steven K. Burke, M.D., Senior Vice President and Chief Medical Officer	408,000	420,240	3.0%
George A. Eldridge, Senior Vice President and Chief Financial Officer, Treasurer and Assistant Secretary	323,000	352,690	9.2%

Annual Cash Bonuses. Our annual cash bonus program promotes and rewards the achievement of key strategic and business goals. At the beginning of fiscal year 2016, our Compensation Committee established corporate performance goals, each having a designated weighting that included key strategic and financial goals of Proteon relating to research, process development and manufacturing, business development and the achievement of financial objectives. At the beginning of the 2017 fiscal year, our Compensation Committee met and evaluated the performance of Proteon against the specified performance goals. Our Board approved the recommendations of our Compensation Committee and each named executive officer received a cash bonus as set forth below.

	2016	2016
Name	Bonus target (%)	Bonus ($)
Timothy P. Noyes, President and Chief Executive Officer	50	243,595
Steven K. Burke, M.D., Senior Vice President and Chief Medical Officer	35	142,800
George A. Eldridge, Senior Vice President and Chief Financial Officer, Treasurer and Assistant Secretary	35	113,050

24

Equity Awards. Our named executive officers have previously participated in our and Restated 2006 Equity Incentive Plan, which we refer to as the “2006 Plan.” At this time, there are no shares available for grant under our 2006 Plan. Our named executive officers also participate in our 2014 Equity Incentive Plan, which we refer to as the “2014 Plan.” We have proposed an amended and rested version of the 2014 Plan in the Equity Incentive Plan Proposal discussed above. Grants under the 2006 Plan and the 2014 Plan, including those made to our named executive officers, generally consisted or consist of stock option awards subject to time-based vesting. Awards that are subject to time-based vesting generally vest either in quarterly installments over four years or vest as to 25% of the shares subject to the option after one year and thereafter continue to vest in quarterly installments over the following three years, generally subject to continued employment. During the beginning of fiscal year 2017, each of Mr. Noyes, Dr. Burke and Mr. Eldridge was awarded stock options under the 2014 Plan to purchase shares of our common stock in each case vesting as to 25% of the shares subject to the option after one year and thereafter continue to vest in quarterly installments over the following three years. Stock option awards serve to align the interests of our named executive officers with our stockholders, because no value is created unless the value of our common stock appreciates after grant. They also encourage retention through the use of time-based vesting. Pursuant to agreements with certain members of senior management, including our named executive officers, all or a portion of the executives’ stock options may vest upon certain terminations of employment, including terminations without cause or constructive terminations in connection with a change of control.

The following table sets forth the stock options awarded to our named executive officers for the 2016 fiscal year.

2016 (1)
Name	Option Awards
Timothy P. Noyes, President and Chief Executive Officer	122,838
Steven K. Burke, M.D., Senior Vice President and Chief Medical Officer	53,119
George A. Eldridge, Senior Vice President and Chief Financial Officer, Treasurer and Assistant Secretary	53,119

(1)	Options were granted in January 2017 for each named executive officer as part of the compensation review cycle for the fiscal year ended in 2016.

In addition, our named executive officers are eligible to participate in our Proteon Therapeutics, Inc. 2014 Employee Stock Purchase Plan, which we refer to as the “ESPP.” The ESPP provides an incentive to, and encourages stock ownership by, all of our eligible employees and those of our participating subsidiaries so that they may share in our growth by acquiring or increasing their share ownership. Under the ESPP, eligible employees, including our named executive officers, may purchase shares of our common stock through payroll deductions.

Benefits. We provide modest benefits to our named executive officers. These benefits and perquisites, such as participation in our 401(k) plan and basic health and welfare benefit coverage, are available to all of our eligible employees.

Employment Agreements and Change of Control Agreements. Mr. Noyes, Dr. Burke and Mr. Eldridge have entered into employment agreements with us that include severance, change of control, and restrictive covenant provisions. We believe that change of control arrangements provide our executives with security that will likely reduce any reluctance that they may have to pursue a change of control transaction that could be in the best interests of our stockholders. We also believe that reasonable severance and change of control benefits are necessary in order to attract and retain high-quality executive officers.

Summary Compensation Table

The following table sets forth information about certain compensation awarded or paid to our named executive officers for the 2014, 2015 and 2016 fiscal years.

				Non-Equity	All
			Option	Incentive Plan	Other
		Salary	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)(3)	($)(4)	($)(5)	($)
Timothy P. Noyes	2016	487,190	-	243,595	4,702	735,487
President and Chief Executive Officer	2015	473,000	2,266,729	236,500	4,702	2,980,932
	2014	408,158	978,451	130,148	4,670	1,521,427
Steven K. Burke, M.D.	2016	408,000	-	142,800	5,732	556,532
Senior Vice President and Chief Medical Officer	2015	378,100	1,095,546	132,340	5,732	1,611,717
	2014	369,100	280,130	98,940	5,699	753,869
George A. Eldridge	2016	323,000	-	113,050	2,959	439,009
Senior Vice President, Chief Financial Officer,	2015	313,600	731,142	109,760	2,913	1,157,415
Treasurer and Assistant Secretary	2014	289,446	417,986	80,839	2,519	790,790

25

_________________________

(1)	Salaries include amounts contributed by the named executive officer to our 401(k) plan.

(2)

Amounts shown reflect the grant date fair value of options awarded during each of fiscal year 2014 and 2015, determined in accordance with the Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation- Stock Compensation.  These amounts exclude the value of estimated forfeitures.  Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options.

(3)	Options were granted in January 2017 for each named executive officer as part of the compensation review cycle for the fiscal year ended in 2016. The grant date fair value of options awarded in January 2017 for each named executive is as follows: Timothy P. Noyes $208,714; Steven K. Burke M.D. $90,254; and George A. Eldridge $90,254.

(4)	Amounts shown reflect the cash performance bonus amount paid to the named executive officer for each of fiscal year 2014, 2015 and 2016 that was earned based on the Company’s performance. Annual cash incentive compensation earned during the year is typically paid in the following year.

(5)	This column reflects term life and disability insurance premiums paid by us on behalf of the named executive officers. All of these benefits are provided to the named executive officers on the same terms as provided to all of our regular full-time employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2016.

OPTION AWARDS

		Number of		Number of
		Securities		Securities
		Underlying		Underlying		Option
		Unexercised		Unexercised		Exercise	Option
	Grant	Options (#)		Options (#)		Price	Expiration
Name	Date	Exercisable(6)		Unexercisable		($)(4)	Date(5)
Timothy P. Noyes	9/10/2007	31,505	(2)	-		$2.38	9/9/2017
	6/19/2009	55,829	(2)	-		$3.17	3/3/219
	12/16/2009	3,479	(2)	-		$3.17	12/15/2019
	10/26/2011	85,388	(2)	-		$1.27	10/25/2021
	6/24/2014	126,023	(1)	-		$4.92	6/23/2024
	10/21/2014	39,409	(1)	39,409	(3)	$10.00	10/20/2024
	1/7/2015	58,771	(1)	75,562	(3)	$10.61	1/6/2025
	12/8/2015	31,250	(1)	93,750	(3)	$14.71	12/7/2025
Steven K. Burke, M.D.	9/10/2007	12,287	(2)	-		$2.38	9/9/2017
	6/19/2009	14,898	(2)	-		$3.17	3/3/219
	10/26/2011	57,934	(2)	-		$1.27	10/25/2021
	6/24/2014	81,914	(1)	-		$4.92	6/23/2024
	1/7/2015	30,543	(1)	39,270	(3)	$10.61	1/6/2025
	12/8/2015	14,250	(1)	42,750	(3)	$14.71	12/7/2025
George A. Eldridge	6/24/2014	126,023	(1)	-		$4.92	6/23/2024
	1/7/2015	21,656	(1)	32,152	(3)	$10.61	1/6/2025
	12/8/2015	8,250	(1)	24,750	(3)	$14.71	12/7/2025

26

(1)	Reflects time-based options to purchase shares of our common stock that vest as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and thereafter vesting in equal quarterly installments over the following three years, subject to the executive’s continued employment.

(2)	Reflects time-based options to purchase shares of our common stock that vest in equal quarterly installments over four years generally subject to the executive’s continued employment.

(3)	Reflects time-based options to purchase shares of our common stock that vest in equal annual installments over four years generally subject to the executive’s continued employment. These option awards were granted under our 2014 Equity Incentive Plan and each option award is exercisable only upon vesting.

(4)	The exercise price of the stock options was not less than the fair market value of a share of our common stock on the date of grant, as determined by our Board, based, in part, on an independent third party valuation with respect to the period prior to our initial public offering. Stock options granted in fiscal year 2014 subsequent to us becoming a public company were granted with an exercise price equal to the closing price of a share of our common stock on the date the stock option was granted.

(5)	All stock options have a 10-year term measured from the date of grant.

(6)	Except as otherwise indicated all of the outstanding option awards were granted under and subject to the terms of our 2006 Equity Incentive plan. As further described in in our final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on October 22, 2014 “Prospectus” under ‘‘-Equity Benefit and Stock Plans.’’ Except as otherwise indicated, as of December 31, 2016, each option award is immediately exercisable but is subject to repurchase by us until vested. All vesting is subject to the officer’s continuous service with us through the vesting dates and the potential vesting acceleration under certain circumstances as further described below ‘‘-Employment Agreements.’’

Retirement Benefits

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our named executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax- qualified plan under Section 401(k) of the Code. The plan provides that each participant may contribute up to the statutory limit, which was $17,500 for calendar year 2016. Participants that are 50 years or older can also make “catch-up” contributions, which in calendar year 2016 may be up to an additional $5,500 above the statutory limit. We may also elect to provide for discretionary profit sharing contributions, but we did not provide any such contributions in fiscal year 2016. In general, eligible compensation for purposes of the 401(k) plan includes an employee’s earnings reportable on IRS Form W-2 subject to certain adjustments and exclusions required under the Code. The 401(k) plan currently does not offer the ability to invest in our securities.

Employment Agreements

Below are written descriptions of our employment agreements with each of our named executive officers.

Timothy P. Noyes

We have entered into an amended and restated employment agreement with Mr. Noyes, which was effective upon the completion of our initial public offering, who serves as our President and Chief Executive Officer. Mr. Noyes’s employment with us is “at-will,” and the agreement does not include a specified term. The agreement provides that Mr. Noyes receives an annual base salary, initially established at $437,280 in 2014, and that he is eligible for an annual incentive bonus, with his target bonus being 50% of his base salary. The Board determines his actual bonus amount based on its assessment of the Company’s and his individual performance during the year. The agreement also provides for Mr. Noyes to participate in our benefit programs made available to our employees generally.

Under Mr. Noyes’s agreement, if his employment is terminated by us without cause or by reason of constructive termination (as such terms are defined in the agreement), he will be entitled to receive cash severance equal to 12 months of his base salary or, in the event constructive termination (as defined in the agreement) occurs within 30 days prior to or 365 days following a corporate transaction, 18 months plus, only following a corporate transaction (as defined in the agreement), an amount equal to his bonus prorated to reflect the number of days worked during that fiscal year; reimbursement of his COBRA premiums for up to 12 months or, in the event constructive termination occurs within 30 days prior to or 365 days following a corporate transaction (as defined in the agreement), 18 months; and 50% of any unvested stock options or unvested restricted shares (excluding certain grants) shall vest in full, accelerated to 100% if the termination occurs 30 days prior to or 365 days after a corporate transaction (as defined in the agreement). Mr. Noyes’s right to receive these severance benefits is subject to his providing a release of claims in favor of the Company.

27

The agreement includes a noncompetition covenant during Mr. Noyes’s employment under the agreement and for 12 months thereafter or, in the event constructive termination (as defined in the agreement) occurs within 30 days prior to or 365 days following a corporate transaction (as defined in the agreement), 18 months thereafter. The agreement provides that we shall indemnify Mr. Noyes against all losses, damages, expenses and claims against him by reason of act or omission in connection with the performance of his duties to the fullest extent permitted by the law.

Steven K. Burke, M.D.

We have entered into an amended and restated employment agreement with Dr. Burke, which was effective upon the completion of our initial public offering, to serve as our Senior Vice President and Chief Medical Officer. Dr. Burke’s employment with us is “at- will,” and the agreement does not include a specified term. The agreement provides that Dr. Burke receives an annual base salary, initially established at $378,100 in 2014, and that he is eligible for an annual incentive bonus, with his initial target bonus being 35% of his base salary. The Board determines his actual bonus amount based on its assessment of the Company’s and his individual performance during the year. The Board also determines whether to make any adjustment to Dr. Burke’s annual target bonus, currently 40% of his base salary. The agreement also provides for Dr. Burke to participate in our benefit programs made available to our employees generally.

Under Dr. Burke’s agreement, if his employment is terminated by us without cause or by reason of constructive termination (as these terms are defined in the agreement), he will be entitled to receive cash severance equal to 9 months of his base salary or, in the event constructive termination (as defined in the agreement) occurs within 30 days prior to or 365 days following a corporate transaction (as defined in the agreement), 12 months plus an amount equal to his bonus prorated to reflect the number of days worked during that fiscal year; reimbursement of his COBRA premiums for up to twelve months; and any unvested stock options or unvested restricted shares (excluding certain grants) shall vest in full if the termination occurs 30 days prior to or 365 days after a corporate transaction (as defined in the agreement). Dr. Burke’s right to receive these severance benefits is subject to his providing a release of claims in favor of the Company.

The agreement includes a noncompetition covenant during Dr. Burke’s employment under the agreement and for 12 months thereafter. The agreement provides that we shall indemnify Dr. Burke against all losses, damages, expenses and claims against him by reason of act or omission in connection with the performance of his duties to the fullest extent permitted by the law.

George A. Eldridge

We have entered into an amended and restated employment agreement with Mr. Eldridge, which was effective upon the completion of our initial public offering and amended as of March 15, 2017, to serve as our Senior Vice President and Chief Financial Officer. Mr. Eldridge’s employment with us is “at-will,” and the agreement does not include a specified term. The agreement provides that Mr. Eldridge receives an annual base salary, initially established at $300,290 in 2014, and that he is eligible for an annual incentive bonus, with his initial target bonus being 35% of his base salary. The Board determines his actual bonus amount based on its assessment of the Company’s and his individual performance during the year. The Board also determines whether to make any adjustment to Mr. Eldridge’s annual target bonus, currently 40% of his base salary. The agreement also provides for Mr. Eldridge to participate in our benefit programs made available to our employees generally.

Under Mr. Eldridge’s agreement, as amended, if his employment is terminated by us without cause or by reason of constructive termination (as these terms are defined in the agreement), he will be entitled to receive cash severance equal to 12 months of his base salary or, in the event constructive termination (as defined in the agreement) occurs within 30 days prior to or 365 days following a corporate transaction (as defined in the agreement), 12 months plus an amount equal to his bonus prorated to reflect the number of days worked during that fiscal year; reimbursement of his COBRA premiums for up to twelve months; and any unvested stock options or unvested restricted shares (excluding certain grants) shall vest in full if the termination occurs 30 days prior to or 365 days after a corporate transaction (as defined in the agreement). Mr. Eldridge’s right to receive these severance benefits is subject to his providing a release of claims in favor of the Company.

The agreement includes a noncompetition covenant during Mr. Eldridge’s employment under the agreement and for 9 or 12 months thereafter, as applicable. The agreement provides that we shall indemnify Mr. Eldridge against all losses, damages, expenses and claims against him by reason of act or omission in connection with the performance of his duties to the fullest extent permitted by the law.

28

Compensation Consultant

As a part of determining compensation for our named executive officers during fiscal year 2016, the Compensation Committee engaged Arnosti Consulting, Inc., as an independent compensation consultant. Arnosti Consulting provides analysis and recommendations to the Compensation Committee regarding:

•	trends and emerging topics with respect to executive compensation;

•	peer group selection for executive compensation benchmarking;

•	compensation practices for our peer group;

•	compensation programs for directors, executives and all of our employees; and

•	stock utilization and related metrics.

When requested, Arnosti Consulting consultants attend meetings of the Compensation Committee, including executive sessions in which executive compensation issues are discussed. Arnosti Consulting reports to the Compensation Committee and not to management, although Arnosti Consulting meets with management for purposes of gathering information and supporting decision-making for its analyses and recommendations.

In determining to engage Arnosti Consulting, the Compensation Committee assessed the independence of Arnosti Consulting pursuant to the SEC and NASDAQ rules, taking into account the six independence factors enumerated by NASDAQ and in Rule 10C-1 under the Exchange Act, including the absence of other services provided to the Company by Arnosti Consulting, the amount of fees the Company paid to Arnosti Consulting as a percentage of Arnosti Consulting’s total revenue, the policies and procedures of Arnosti Consulting that are designed to prevent conflicts of interest, any business or personal relationship of the individual compensation advisors employed by Arnosti Consulting with an executive officer of the Company, any business or personal relationship the individual compensation advisors employed by Arnosti Consulting have with any member of the Compensation Committee, and any stock of the Company owned by Arnosti Consulting or the individual compensation advisors employed by Arnosti Consulting. The Compensation Committee affirmatively determined, based on its analysis in light of all relevant factors, including the factors listed above, that the work of Arnosti Consulting and the individual compensation advisors employed by Arnosti Consulting as compensation consultants to the Compensation Committee has not raised a conflict of interest.

DIRECTOR COMPENSATION

Under our director compensation program, we pay our non-employee directors retainers in cash. We do not pay any compensation to our President and Chief Executive Officer in connection with his service on our Board and, consequently, he is not included in the table. The compensation that we pay to our President and Chief Executive Officer is discussed in the “Executive Compensation” section of this Proxy Statement. Each non-employee director receives a cash retainer for service on the Board and for service on each committee(s) on which the director is a member. The chairmen of the Board and of each committee receive higher retainers for such service. These fees are payable semi-annually in arrears. The fees paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

	Annual Fee for	Annual Fee for
	Member ($)	Chairman ($)
Board of Directors	$35,000	$65,000
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Governance and Nomination Committee	$3,750	$7,500

We also continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

In addition, under our director compensation program, each non-employee director elected to our Board will receive an option to purchase 13,333 shares of our common stock, with each of these options vesting in equal annual installments over a three-year period measured from the date of grant, subject to the non-employee director’s continued service as a director, and becoming exercisable in full upon a change in control of our Company. Further, we made a grant of options to purchase 6,666 shares of common stock around the time of our 2017 Annual Meeting of the Stockholders, to all directors whose service continued from that date. These option grants were at an exercise price equal to the fair market value of our Common Stock on the date of grant and will vest at our 2018 Annual Meeting of stockholders.

29

This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Our current director compensation arrangements have been in effect since the time of our initial public offering in October 2014. Prior to that time, we did not have a formal non-employee director compensation policy. We reimbursed our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

The following table sets forth information regarding compensation earned by our non-employee directors during fiscal year 2016. (1)

	Fees earned
Name	in cash ($)	Option awards ($)(2)(3)	Total ($)
Hubert Birner, Ph.D	41,748	27,988	69,736
Garen Bohlin	62,157	27,988	90,145
Scott A. Canute	40,000	27,988	67,988
John G. Freund, M.D.	38,750	27,988	66,738
Tim Haines	43,750	27,988	71,738
Paul J. Hastings	14,938	86,189	101,127
Stuart A. Kingsley	40,337	27,988	68,325
Brendan M. O’Leary, Ph.D.	52,500	27,988	80,488

(1)	Amounts represent annual cash compensation earned for services rendered by each member of the Board.

(2)	The options granted to our Board during fiscal year 2016 vest on June 9, 2017 with the exception of Mr. Hasting’s grant which vests in equal annual installments over three years. These grants have a weighted average exercise price of $6.59 per option.

(3)

Amounts shown reflect the grant date fair value of options awarded during fiscal year 2016 determined in accordance with the Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation-Stock Compensation. These amounts exclude the value of estimated forfeitures.

The following table sets forth, as of December 31, 2016, the aggregate number of exercisable and unexercisable option awards outstanding held by our non-employee directors at that time.

	Option Awards
Name	Exercisable	Unexercisable
Hubert Birner, Ph.D	13,332	6,666
Garen Bohlin	15,554	11,111
Scott A. Canute	4,444	15,555
John G. Freund, M.D.	13,332	6,666
Tim Haines	13,332	6,666
Paul J. Hastings	-	13,333
Stuart A. Kingsley	4,444	15,555
Brendan M. O’Leary, Ph.D.	13,332	6,666

Compensation Committee Interlocks and Insider Participation

During the last completed fiscal year Scott A. Canute, Tim Haines and Brendan O’Leary, Ph.D. served on the Compensation Committee. None of the members of our Compensation Committee has at any time during the prior fiscal year been one of our officers or employees. None of the members of the Compensation Committee during the prior fiscal year were formerly one of our officers. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or compensation committee. For a description of any transactions between us and members of our Compensation Committee and affiliates of such members, please see “Certain Relationships and Related Party Transactions.”

30

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of June 26, 2017 (unless otherwise specified), with respect to the beneficial ownership of our Common Stock by each person who is known to own beneficially more than 5% of the outstanding shares of our Common Stock, each person currently serving as a director, each named executive officer, and all directors and executive officers as a group. The beneficial ownership set forth does not include any Preferred Shares which would be acquired upon the closing of the Transaction.

Shares of our Common Stock subject to options or other rights to purchase which are now exercisable or are exercisable within 60 days after June 26, 2017, are to be considered outstanding for purposes of computing the percentage ownership of the persons holding these options or other rights, but are not to be considered outstanding for the purpose of computing the percentage ownership of any other person. As of June 26, 2017, there were 17,574,371 shares of our Common Stock outstanding. Unless otherwise indicated, the address for each beneficial owner is c/o Proteon Therapeutics, Inc., 200 West Street, Waltham, MA 02451.

Name and address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% or greater stockholders:
Abingworth Bioventures VI, LP. and related funds (1)	2,017,872	11.5%
Princes House, 38 Jermyn Street
London, England SW1Y 6DN
TVM Capital and related funds (2)	1,943,059	11.1%
Ottostrasse 4, 80333
Munich, Germany
Skyline Venture Partners Qualified Purchaser Fund IV, L.P. and related funds (3)	1,432,930	8.2%
525 University Avenue, Suite 520
Palo Alto, CA 94301
RA Capital Management, LLC(4)	1,337,462	7.6%
20 Park Plaza, Suite 1200
Boston, MA 02116
Deerfield Management Company, L.P. and related funds (5)	1,224,899	7.0%
780 Third Avenue, 37th Floor
New York, NY 10017
Pharmstandard International S.A.(6)	1,165,344	6.6%
65, Boulevard Grande Duchesse Charlotte
L-1331 Luxembourg, Grand-Duchy of Luxembourg
MPM Bio IV NVS Strategic Fund, L.P. and related funds (7)	983,381	5.6%
200 Clarendon Street, 54th Floor
Boston, MA 02116
Intersouth Partners VI, L.P.(8)	898,383	5.1%
102 City Hall Plaza, Suite 200
Durham, NC 27701

Directors and named executive officers:
Timothy P. Noyes(9)	531,208	2.9%
Hubert Birner, Ph.D.(10)	1,963,057	11.2%
Garen Bohlin(11)	22,220	* %
Scott Canute(12)	15,554	* %
John G. Freund, M.D.(13)	1,452,928	8.3%
Paul Hastings (14)	--	* %
Tim Haines(15)	2,037,870	11.6%
Stuart A. Kingsley(16)	11,110	* %
Steven K. Burke(17)	262,355	1.5%
George A. Eldridge(18)	171,315	* %
All executive officers and directors as a group (13 persons)(19)	6,603,417	36.3%

31

*	Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)	Based solely on the Schedule 13D/A filed with the SEC on June 27, 2017 by Abingworth LLP, Abingworth LLP and Abingworth Bioventures VI LP (“ABV VI”) have shared voting power and shared dispositive power with respect to 2,017,872 shares of our common stock. Abingworth Bioventures VI GP LP, a Scottish limited partnership, serves as the general partner of “ABV VI”. Abingworth General Partner VI LLP, an English limited liability partnership, serves as the general partner of Abingworth Bioventures VI GP LP. ABV VI (acting by its general partner Abingworth Bioventures VI GP LP, acting by its general partner Abingworth General Partner VI LLP) has delegated to Abingworth LLP, an English limited liability partnership, all investment and dispositive power over the securities held by ABV VI. An investment committee of Abingworth LLP, comprised of Joseph Anderson, Michael F. Bigham, Stephen W. Bunting, Genghis Lloyd-Harris, and Tim Haines, our director, approves investment and voting decisions by a majority vote, and no individual member has the sole control or voting power over the securities held by ABV VI. Each of Abingworth Bioventures VI GP LP, Abingworth General Partner VI LLP, Joseph Anderson, Stephen W. Bunting, Genghis Lloyd-Harris, and Tim Haines disclaims beneficial ownership of the securities held by the ABV VI except to the extent of their proportionate pecuniary interest therein.

(2)	Based solely on the Schedule 13D filed with the SEC on November 4, 2014 by TVM Life Science Ventures VI L.P., TVM Life Science Ventures VI L.P., TVM Life Science Ventures VI GmbH & Co. KG, TVM Life Science Ventures Management VI L.P., Helmut Schühsler, Stefan Fischer and Hubert Birner, our director, have shared voting power and shared dispositive power with respect to 1,943,059 shares of our Common Stock. Helmut Schühsler, Stefan Fischer and Hubert Birner, Ph.D. our director, are members of the investment committee of TVM Life Science Ventures VI Management Limited Partnership, a special limited partner of TVM Life Science Ventures VI GMBH & Co. KG and TVM Life Science Ventures VI LP with voting and dispositive power over the share held by those entities. TVM Life Science Venture VI Management Limited Partnership and these individuals each disclaim beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(3)	Based solely on the Schedule 13D filed with the SEC on November 3, 2014 by Skyline Venture Partners Qualified Purchaser Fund IV, L.P. (“SVPQP IV”), Skyline Venture Management IV, LLC, John G. Freund, M.D., our director, and Yasunori Kaneko have shared voting power and shared dispositive power with respect to 1,432,930 shares of our Common Stock held by SVPQP IV. Each of John G. Freund, M.D., and Yasunori Kaneko are managing directors of SVPQP IV and share voting and dispositive power over the shares held by the SVPQP IV; however, they disclaim beneficial ownership of the shares held by SVPQP IV, except to the extent of their pecuniary interests therein.

(4)	Based solely on voting agreements between the Company and RA Capital Healthcare Fund, L.P. (“RA Fund”) and Blackwell Partners LLC (“Blackwell”), respectively, and communications between the Company and RA Capital Management, LLC (“RA Capital”) regarding beneficial ownership for RA Fund, RA Capital, Blackwell and Peter Kolchinsky, Ph.D., RA Fund has shared voting power and shared dispositive power with respect to 1,079,332 shares of our Common Stock. Blackwell a separately managed account, has shared voting power and shared dispositive power with respect to 258,130 shares of our Common Stock. RA Capital has the shared voting power and shared dispositive power with respect to 1,337,462 shares of our Common Stock, including (a) 1,079,332 shares of our Common Stock held by RA Fund, for which RA Capital serves as the sole general partner, and (b) 258,130 shares of our Common Stock held in a separately managed account, Blackwell, for which RA Capital serves as investment adviser. Dr. Kolchinsky has the shared voting power and shared dispositive power with respect to 1,079,332 shares of our Common Stock reported for RA Capital, Blackwell, for which Dr. Kolchinsky serves as the manager. Each of RA Fund, RA Capital and Dr. Kolchinsky disclaims beneficial ownership for the shares, except to the extent of its or his pecuniary interest therein.

(5)	Based solely on the Schedule 13D filed with the SEC on June 29, 2017 (a) 877,799 shares of Common Stock are held by Deerfield Private Design Fund III, L.P., (b) 149,676 shares of Common Stock are held by Deerfield Special Situations Fund, L.P., (c) 86,867 shares of Common Stock are held by Deerfield Partners, L.P. and (d) 110,557 shares of Common Stock are held by Deerfield International Master Fund, L.P. Deerfield Mgmt, L.P. is the general partner of each of Deerfield Special Situations Fund, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P. (together with Deerfield Private Design Fund III, L.P., the “Deerfield Funds”). Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P. Deerfield Management Company, L.P. is the investment advisor of each of the Deerfield Funds. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt, L.P., Deerfield Mgmt III, L.P. and Deerfield Management Company, L.P. Deerfield Mgmt. L.P. may be deemed to beneficially own the shares held by Deerfield Special Situations Fund, L.P., Deerfield Partners, L.P. and Deerfield International Master Fund, L.P. Deerfield Mgmt III, L.P. may be deemed to beneficially own the shares held by Deerfield Private Design Fund III, L.P. Each of Deerfield Management Company, L.P. and Mr. Flynn may be deemed to beneficially own the shares held by the Deerfield Funds.

32

(6)	Based solely on the Schedule 13G filed with the SEC on February 12, 2015 by Pharmstandard International S.A., Pharmstandard International S.A. and the public joint stock company “Pharmstandard” have shared voting power and shared dispositive power with respect to 1,165,344 shares of our Common Stock held by Pharmstandard International S.A. Pharmstandard International S.A. is a wholly owned subsidiary of public joint stock company “Pharmstandard.” As the parent entity Pharmstandard has voting and investment control over the shares of the Company held by Pharmstandard International S.A. Dmitry Kobyzev, Ph.D, is the representative of Pharmstandard International S.A. Dr. Kobyzev disclaims beneficial ownership of any such shares, except to the extent of his proportionate pecuniary interest therein

(7)	Based solely on the Schedule 13G filed by MPM Bio IV NVS Strategic Fund, L.P. with the SEC on February 15, 2015, MPM Bio IV NVS Strategic Fund, L.P. has shared voting power and shared dispositive power with respect to 983,381 shares of our Common Stock and MPM BioVentures IV GP LLC, MPM BioVentures IV GP LLC, Luke Envin, Ansbert Gadicke, Vaughn M. Kailian, John Paul Scopa and Todd Foley have shared voting power and shared dispositive power with respect to 983,381 shares of our Common Stock. MPM BioVentures IV LLC is the General Partner of MPM Bio Ventures IV GP LLC, which is the General Partner of MPM Bio IV NVS Strategic Fund, L.P. Mr. Foley shares the power to vote, hold and dispose of the shares held by MPM Bio IV NVS Strategic Fund, L.P.

(8)	Based solely on the Schedule 13G filed with the SEC on April 7, 2015 by Intersouth Partners VI, L.P., Intersouth Associates VI, LLC, the general partner of Intersouth Partners VI, L.P., Dennis J. Dougherty and Mitchell Mumma have shared voting and dispositive power with respect to 898,383 shares of our Common Stock held by Intersouth Partners VI, L.P. Dennis J. Dougherty and Mitchell Mumma are the managing partners of Intersouth Associates VI, LLC and each disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(9)	Consists of (a) 58,742 shares of Common Stock and (b) 472,466 shares of Common Stock are issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(10)	Consists of shares held by TVM. By virtue of the relationships described in footnote 2 above, Dr. Birner may be deemed to share beneficial ownership in the shares held by TVM. Dr. Birner disclaims beneficial ownership of the shares referred to in footnote 2 above. Includes 19,998 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(11)	Consists of 22,220 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(12)	Consists of 15,554 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(13)	Consists of shares held by Skyline. By virtue of the relationships described in footnote 3 above, Dr. Freund may be deemed to share beneficial ownership in the shares held by Skyline. Dr. Freund disclaims beneficial ownership of the shares referred to in footnote 3 above. Includes 19,998 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(14)	No shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(15)	Consists of shares held by Abingworth. By virtue of the relationships described in footnote 1 above, Mr. Haines may be deemed to share beneficial ownership in the shares held by Abingworth. Mr. Haines disclaims beneficial ownership of the shares referred to in footnote 1 above. Includes 19,998 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(16)	Consists of 11,110 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(17)	Consists of (a) 100,535 shares of common stock and (b) 161,820 shares of Common Stock are issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(18)	Consists of (a) 4,000 shares of common stock and (b) 167,315 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

(19)	Consists of (a) 5,557,138 shares of common stock and (b) 1,046,279 shares of Common Stock issuable upon exercise of options exercisable within 60 days of June 26, 2017.

33

GENERAL MATTERS

Stockholders Sharing an Address / Household

Only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders.

We will undertake to deliver promptly, upon written or oral request, a separate copy to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. To receive a separate copy of this Proxy Statement, or to receive separate copies in the future, or if two stockholders sharing an address have received two copies of any of these documents and desire to only receive one, you may write the Secretary of Proteon Therapeutics, Inc. at our principal executive offices at 200 West Street, Waltham, MA 02451 or call the Secretary at (781) 890-0102.

Stockholder Proposals and Nominations

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. Under Rule 14a-8(e) of the Exchange Act, to submit a proposal for inclusion in our Proxy Statement for the 2018 Annual Meeting of Stockholders, stockholder proposals must be received no later than close of business on Wednesday, December 21, 2017, by our Secretary at our principal executive offices at 200 West Street, Waltham, MA 02451.

Requirements for Stockholder to bring Business and Nominations Before the 2018 Annual Meeting. Our bylaws provide that, for stockholder nominations to the Board or other business to be considered at the 2018 Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to the Secretary at Proteon Therapeutics, Inc., 200 West Street, Waltham, MA 02451 between February 20, 2018 and March 22, 2018 (assuming the date of our 2018 Annual Meeting of Stockholders is not so advanced or delayed as described in our bylaws). To be timely for the 2018 Annual Meeting of Stockholders, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting of stockholders, except that if the annual meeting of stockholders is scheduled more than 30 days before or 70 days after such anniversary date, we must receive the notice not later than the close of business on the tenth day following the day on which we first provide notice or public disclosure of the date of the Special Meeting. Such notice must provide the information required by Section 2.12 of the bylaws of the company with respect to each nomination or matter the stockholder proposes to bring before the 2018 Annual Meeting of Stockholders.

Incorporation by Reference

The SEC allows the Company to “incorporate by reference” information into this proxy statement. This means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement. Any statement contained in a document that is incorporated by reference into this proxy statement is automatically updated and superseded if information contained in this proxy statement, or information that the Company later files with the SEC, modifies or replaces such information. The Company is incorporating by reference the following items in documents filed by the Company with the SEC:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2016;
•	Periodic Report on Form 10-Q for the quarterly period ended March 31, 2017;
•	Current Reports on Form 8-K, as filed with the SEC on June 22, 2017 and June 26, 2017; and
•	Current Report on Form 8-K, as filed with the SEC on June 23, 2017, including the Purchase Agreement, Certificate of Designation, Registration Rights Agreement, Voting Agreements and Fifth IRA, copies of which are filed as Exhibits 10.20, 3.6, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17 and 4.18, respectively, to such Current Report.

You should refer to the documents incorporated by reference above, to provide you with additional information related to this proxy statement.

The Company will provide to each stockholder a free copy of any or all of the information that has been incorporated by reference into but not delivered with this proxy statement, free of charge, to any stockholder upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request. Stockholders may request a copy of such information by contacting us at 200 West Street, Waltham, MA 02451 or by telephone at (781) 890-0102 or on our website at www.proteontherapeutics.com. Information contained on our website (other than our filings with the SEC specifically incorporated by reference into this proxy statement) is not incorporated into this document and you should not consider such information to be a part of this document.

34

Where You Can Find More Information

We file reports and other information with the SEC. You may inspect any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C. 20549, on any business day during the hours of 10:00 am to 3:00 pm, and copies of any such materials may be obtained from the SEC upon payment of the prescribed fee You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the Internet site is http://www.sec.gov.

If you have questions about the Special Meeting, this proxy statement or the proposals described herein, would like additional copies of this proxy statement or the proxy card or have questions about or require assistance in completing and submitting proxy cards, please call Matthew Kowalsky, Secretary, at (781) 890 - 0102.

If you would like to request documents from the Company, please do so at least 10 business days before the date of the Special Meeting in order to receive timely delivery of those documents prior to the special meeting.

You should rely only on the information contained in this proxy statement and the annexes attached hereto to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement or such annexes.

This proxy statement is dated July 13, 2017. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Other Matters

As of the date hereof, the Company does not know of any other matters that may be presented for action at the Special Meeting other than the NASDAQ Proposal and the Equity Incentive Plan Proposal.

By Order of the Board of Directors

Timothy P. Noyes
Chief Executive Officer, President and Director
July 13, 2017

35

Proteon Therapeutics, Inc.

C123456789

IMPORTANT SPECIAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on July 31, 2017.

Vote by Internet

- Go to **www.investorvote.com/PRTO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by Telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Vote by Mail

- Mark, sign and date your proxy card and return it in the postage-paid envelope enclosed

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. KEEP THIS PORTION FOR YOUR RECORDS. ▼

+

A Proposals — The Board of Directors of Proteon Therapeutics, Inc. recommends a vote FOR Proposal 1 and FOR Proposal 2.

Proposal	For	Against	Abstain
1. To approve, for purposes of the NASDAQ Listing Rule 5635(d), the issuance of up to $22 million of Series A Convertible Preferred Stock and the potential issuance in connection therewith of 20% or more of our outstanding common stock prior to the issuance of the preferred shares.	☐	☐	☐
2. To approve an amendment to the Company's 2014 Equity Incentive Plan to take into account the number of shares of common stock issuable upon conversion of the preferred shares for purposes of the "evergreen" calculation in the plan.	☐	☐	☐

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 (Joint Owners) — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 3 4 1 9 2 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02N6OD

Appendix A

Proteon Therapeutics, Inc.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

Table Of Contents

1. Purpose	1
2. Definitions	1
3. Term of the Plan	4
4. Stock Subject to the Plan	5
5. Administration	6
6. Authorization of Grants	6
7. Specific Terms of Awards	7
8. Adjustment Provisions	14
9. Change of Control	17
10. Settlement of Awards	18
11. Reservation of Stock	20
12. Limitation of Rights in Stock; No Special Service Rights	20
13. Unfunded Status of Plan	21
14. Nonexclusivity of the Plan	21
15. No Guarantee of Tax Consequences	21
16. Termination and Amendment of the Plan	22
17. Notices and Other Communications	23
18. Governing Law	23

Proteon Therapeutics, Inc.

Amended and Restated 2014 Equity Incentive Plan

1.       Purpose

This Plan is intended to provide incentives that will attract, retain and motivate highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options. The Plan was first effective on August 21, 2014, and is being amended as of the Restatement Effective Date to clarify that the number of shares of Stock to be taken into account for purposes of the “evergreen” calculation in Section 4.1(a) of the Plan includes the number of shares of Stock issuable upon conversion of the Convertible Securities.

2.       Definitions

As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1.       Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference such Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units shall expire with respect to some or all of such shares of Restricted Stock or such Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of such Performance Units.

2.2.       Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3.       Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, Stock Grants or any of the foregoing intended to constitute Qualified Performance-Based Awards.

2.4.       Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.5.       Board means the Company’s Board of Directors.

2.6.       Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a) a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction, or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c) over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d) a majority of the Board votes in favor of a decision that a Change of Control has occurred, which vote may adopted by the Board with the intention that such vote become effective subject to and contingent upon the occurrence of certain events, in which case such Change of Control shall not be deemed to have occurred unless and until such vote becomes effective in accordance with its terms.

2.7.       Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.8.       Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.9.       Company means Proteon Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

2.10.       Convertible Security means any security that the Company may issue that is convertible into or exchangeable for Stock, including, but not limited to, preferred stock or warrants.

2.11.       Effective Date means August 21, 2014.

2.12.        “Forfeiture,” “forfeit,” and derivations thereof, when used in respect of Restricted Stock purchased by a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.

2.13.       Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.14.       Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15.       Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.

2.16.       Nonstatutory Option means any Option that is not an Incentive Option.

2.17.       Option means an option to purchase shares of Stock.

2.18.       Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

2.19.       Participant means any holder of an outstanding Award under the Plan.

2.20.       Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

2.21.       Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

2.22.       Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.23.       Plan means this 2014 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24.        Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25.       Restatement Effective Date means [•], 2017.

2.26.       Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.27.       Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.28.       Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.29.       Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.30.       Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for such common stock pursuant to Section 8.

2.31.       Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.32.       Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.33.       Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.34.       Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.       Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board and approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.       Stock Subject to the Plan

4.1.       Plan Share Limitations.

(a)       Limitation. At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 704,000 shares of Stock provided, however, that beginning on January 1, 2015, the number of shares of Stock authorized under this Section 4.1(a) of the Plan will be increased each January 1 by an amount equal to four percent (4%) of outstanding Stock, as of the end of the immediately preceding fiscal year. Notwithstanding the foregoing, the Board may act prior to January 1 of a given year to provide that there will be no such January 1 increase in the number of shares of Stock authorized under this Section 4.1(a) of the Plan for such year or that the increase in the number of shares of Stock authorized under this Section 4.1(a) of the Plan for such year will be a lesser number than would otherwise occur pursuant to the preceding sentence. Notwithstanding the preceding sentences, in no event shall the number of shares available for issuance pursuant to Incentive Options exceed 14,080,000 shares of Stock. For purposes of this Section 4.1(a), “Stock” shall be deemed to include the number of shares of Stock that may be issued upon conversion of any outstanding Convertible Securities at each January 1.

(b)       Application. For purposes of applying the foregoing limitation of Section 4.1(a), (i) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited, the shares of Stock not purchased by the holder or which are forfeited, as the case may be, shall again be available for Awards to be granted under the Plan, (ii) if any Option is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan, and (iii) any shares of Stock either delivered to or withheld by the Company in satisfaction of tax withholding obligations of the Company or an Affiliate with respect to an Award shall again be available for Awards to be granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.2.       Per Person Limitations. The maximum number of shares of Stock that may be subject to Options or Stock Appreciation Rights or any combination thereof granted to any one Participant during any single calendar year shall be 1,408,000. The maximum number of shares of Stock that may be subject to all other Awards or any combination thereof granted to any one Participant during any single calendar year that are intended to be Qualified Performance-Based Awards shall be 1,408,000. The maximum value of awards denominated in cash granted to any one person during any single calendar year and that are intended to be Qualified Performance-Based Awards shall be $30,000,000. Each of the foregoing limitations shall be doubled with respect to awards granted to an individual during the first calendar year in which he or she commences employment. The per Participant limits described in this Section 4.2 shall be construed and applied consistent with Section 162(m) of the Code.

4.3.       Adjustment of Limitations. Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan, but in the case of the limitations of Section 4.2, only if and to the extent consistent with Section 162(m) of the Code.

5.       Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, up to such maximum number and in accordance with such other guidelines as the Committee shall specify by resolution at any time or from time to time. Any such delegation may not include the authority to grant Restricted Stock, unless the delegate is a committee of the Board, including a committee consisting solely of an executive officer who is a Board member. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the officer, employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.       Authorization of Grants

6.1.       Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any officer or employee of or consultant or advisor to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2.       General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3.       Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant to the extent that it is then still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

6.4.       Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The provisions of the immediately preceding sentence shall not be applicable to Stock Grants which shall not be subject to any transfer restrictions under this Section 6.4. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.       Specific Terms of Awards

7.1.       Options.

(a)       Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement.

(b)       Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c)       Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d)       Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)       Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii) unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares of Stock to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the direct registration system of the Company’s transfer agent for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

(f)       Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)       Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.       Stock Appreciation Rights.

(a)       Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)       Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)       Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3.       Restricted Stock.

(a)       Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)       Issuance of Stock. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the direct registration system of the Company’s transfer agent. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced by this certificate are subject to the terms and conditions of Proteon Therapeutics, Inc.’s 2014 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Proteon Therapeutics, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

If the Stock is in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.

(c)       Escrow of Shares. The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)       Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)       Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)       Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4.       Restricted Stock Units.

(a)       Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)       Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5.       Performance Units.

(a)       Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b)       Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c)       Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6.       Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7.       Qualified Performance-Based Awards.

(a)       Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code applicable to “performance-based compensation.”

(b)       Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as “outside directors” within the meaning of Section 162 of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.7 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)       Discretion of Committee with Respect to Qualified Performance-Based Awards. Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award. Options and Stock Appreciation Rights may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 and 7.2, respectively, except that the exercise price of any Option or Stock Appreciation Right intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant, and may become exercisable based on continued service, on satisfaction of Performance Goals or other business objectives, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.7. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

(d)       Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a change of control (within the meaning of Section 162(m) of the Code) if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute “performance-based compensation” under Section 162(m) of the Code following the occurrence of such an event. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(e)       Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

(f)       Definitions. For purposes of the Plan

(i)       Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth and (xxv) operational and organizational metrics.

(ii)       Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

7.8.       Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be as comparable as practicable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.

8.       Adjustment Provisions

8.1.       Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of October 3, 2014. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3.       Related Matters. Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4.       Transactions.

(a)       Definition of Transaction. In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all or substantially all of the outstanding Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b)       Treatment of Awards. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards, subject to the provisions of Section 9 of this Plan.

(1)       Provide that any Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof).

(2)       Upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding Options and Stock Appreciation Rights (collectively, “Rights”) will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

(3)       Provide that all or any Awards that are subject to Risk of Forfeiture will terminate immediately prior to the consummation of such Transaction.

(4)       Provide that all or any outstanding Rights shall Accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of Stock for which any such Rights would not then otherwise be exercisable by their terms.

(5)       Provide that outstanding all or any Awards that are subject to Risk of Forfeiture shall Accelerate so that the Risk of Forfeiture otherwise applicable to such Awards shall expire prior to or upon such Transaction with respect to any such Awards that would then still otherwise be subject to the Risk of Forfeiture.

(6)       Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For purposes of this paragraph 6 and paragraph 7 below, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

(7)       Provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any Awards (other than Options) equal to the acquisition price times the number of shares of Stock subject to any such Awards, in exchange for the termination of any such Awards; provided, that the Committee may cancel, pursuant to paragraph 3 above, any such Award that is subject to a Risk of Forfeiture at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction.

(8)       Provide that, in connection with a liquidation or dissolution of the Company, all or any Awards (other than Restricted Stock or Stock Grants) shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(9)       Any combination of the foregoing.

In the event that the Committee determines in its discretion to take the actions contemplated under paragraph (1) above of this Section 8.4(b) with respect to all or any Awards, the Committee shall ensure that, upon consummation of the Transaction, any such Awards are assumed and/or exchanged or replaced with another similar award issued by the acquiring or succeeding entity (or an affiliate thereof) and that, as a result of such assumption and/or exchange or replacement, the holder of such assumed Award and/or such exchanged or replaced similar award has the right to purchase or receive the value of, for each share of Stock subject to such Award immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received with respect to such assumed Award and/or such exchanged or replaced similar award to consist of or be based solely on common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction; and provided, further, that if such Award is an Option, the holder of such Option must exercise the Option and make payment of the applicable exercise price in connection therewith in order to receive such consideration.

(c)       Treatment of Other Awards. Upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, then, subject to the provisions of Section 9 below, with respect to all outstanding Awards (other than Options and Share Appreciation Rights) that are not terminated prior to or upon such Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award.

(d)       Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.       Change of Control

Except as otherwise provided below, upon the occurrence of a Change of Control, to the extent that the surviving entity declines to continue, convert, assume or replace outstanding Awards, then, notwithstanding anything express or implied to the contrary in Section 8.4 above:

(a)       any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

(b)       any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

(c)       all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the payouts attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the Committee in its sole discretion at any time prior to, or upon, such Change of Control.

All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control. None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or (iii) as otherwise provided in Section 7.7, concerning Qualified Performance-Based Awards.

10.       Settlement of Awards

10.1.       In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2.       Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)       the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b)       the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.

10.3.       Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.

10.4.       Investment Representations. The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5.       Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities (or during such shorter or longer period of time as the Committee shall determine in its sole discretion, which period of time shall commence from and after such effective date of such registration statement). Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6.       Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.

10.7.       Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates, held in book-entry position through the direct registration system of the Company’s transfer agent, for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, provided, however, if shares of Stock are withheld to satisfy a withholding requirement imposed by a country other than the United States, the amount withheld may exceed such minimum, provided that it is not in excess of the actual amount required to be withheld with respect to the Participant under applicable tax law or regulations.

10.8.       Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by officers, employees, directors, consultants, advisors and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.       Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.       Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the direct registration system of the Company’s transfer agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.       Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.       Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.       No Guarantee of Tax Consequences

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.

16.       Termination and Amendment of the Plan

16.1.       Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time suspend or terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

16.2.       Termination or Amendment of Outstanding Awards; Assumptions. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:

(a) amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

(b) within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c) offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3.       Limitations on Amendments, Etc.

(a)       Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.

(b)       No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required (A) in the case of any amendment or termination of any outstanding Award that is permitted by any provision of this Plan that is set forth in Section 16.4 below, Section 8, Section 9 or in any other section of this Plan that is not Section 16.2 or (B) if the Board or Committee, as the case may be, (i)  determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.

16.4       Option Repricing. Notwithstanding anything in Section 16.3 express or implied to the contrary, the Committee is expressly authorized to amend any or all outstanding Options at any time and from time to time to effect a repricing thereof by lowering the exercise price applicable to the shares of Stock subject to such Option or Options without the consent or approval of the stockholders of the Company or the holder or holders of such Option or Options, and, in connection with such repricing, to amend or modify any of the other terms of the Option or Options so repriced, including, without limitation, for purposes of reducing the number of shares subject to such Option or Options or for purposes of adversely affecting the provisions applicable to such Option or Options that relate to the vesting or exercisability thereof, in each case without the approval or consent of stockholders of the Company or the holder or holders of such Option or Options.

17.       Notices and Other Communications

Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.       Governing Law

The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

[End of document.]

Appendix B

Proteon Therapeutics, Inc.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

Table Of Contents

1. Purpose	1
2. Definitions	1
3. Term of the Plan	4
4. Stock Subject to the Plan	5
5. Administration	6
6. Authorization of Grants	6
7. Specific Terms of Awards	7
8. Adjustment Provisions	14
9. Change of Control	17
10. Settlement of Awards	18
11. Reservation of Stock	20
12. Limitation of Rights in Stock; No Special Service Rights	20
13. Unfunded Status of Plan	21
14. Nonexclusivity of the Plan	21
15. No Guarantee of Tax Consequences	21
16. Termination and Amendment of the Plan	22
17. Notices and Other Communications	23
18. Governing Law	23

Proteon Therapeutics, Inc.

Amended and Restated 2014 Equity Incentive Plan

1.       Purpose

This Plan is intended to provide incentives that will attract, retain and ~~motive~~ motivate highly competent officers, directors, employees, consultants and advisors to promote the success of the Company’s business and align employees’ interests with stockholders’ interests. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options. The Plan was first effective on August 21, 2014, and is being amended as of the Restatement Effective Date to clarify that the number of shares of Stock to be taken into account for purposes of the “evergreen” calculation in Section 4.1(a) of the Plan includes the number of shares of Stock issuable upon conversion of the Convertible Securities.

2.       Definitions

As used in this Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1.       Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference such Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units shall expire with respect to some or all of such shares of Restricted Stock or such Restricted Stock Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of such Performance Units.

2.2.       Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3.       Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, Stock Grants or any of the foregoing intended to constitute Qualified Performance-Based Awards.

2.4.       Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.5.       Board means the Company’s Board of Directors.

2.6.       Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a) a Transaction (as defined in Section 8.4), unless securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that Transaction, or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) that, directly or indirectly, acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities unless pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board recommends such stockholders accept, other than (i) the Company or any of its Affiliates, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c) over a period of thirty-six (36) consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board; or

(d) a majority of the Board votes in favor of a decision that a Change of Control has occurred, which vote may adopted by the Board with the intention that such vote become effective subject to and contingent upon the occurrence of certain events, in which case such Change of Control shall not be deemed to have occurred unless and until such vote becomes effective in accordance with its terms.

2.7.       Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.8.       Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.9.       Company means Proteon Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

2.10.       Convertible Security means any security that the Company may issue that is convertible into or exchangeable for Stock, including, but not limited to, preferred stock or warrants.

2.11.       Effective Date means August 21, 2014.

2.12.        “Forfeiture,” “forfeit,” and derivations thereof, when used in respect of Restricted Stock purchased by a Participant, includes the Company’s repurchase of such Restricted Stock at less than its then Market Value as a means intended to effect a forfeiture of value.

2.13.       Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.14.       Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15.       Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the New York Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the first following date for which a closing price is reported. For purposes of Awards effective as of the effective date of the Company’s initial public offering, Market Value of Stock shall be the price at which the Company’s Stock is offered to the public in its initial public offering.

2.16.       Nonstatutory Option means any Option that is not an Incentive Option.

2.17.       Option means an option to purchase shares of Stock.

2.18.       Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

2.19.       Participant means any holder of an outstanding Award under the Plan.

2.20.       Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

2.21.       Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

2.22.       Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.23.       Plan means this 2014 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24.        Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25.       Restatement Effective Date means [•], 2017.

2.26.       Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.27.       Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.28.       Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.29.       Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.30.       Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for such common stock pursuant to Section 8.

2.31.       Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.32.       Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.33.       Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.34.       Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.       Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the earlier of the adoption of the Plan by the Board and approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.       Stock Subject to the Plan

4.1.       Plan Share Limitations.

(a)       Limitation. At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 704,000 shares of Stock provided, however, that beginning on January 1, 2015, the number of shares of Stock authorized under this Section 4.1(a) of the Plan will be increased each January 1 by an amount equal to four percent (4%) of outstanding Stock, as of the end of the immediately preceding fiscal year. Notwithstanding the foregoing, the Board may act prior to January 1 of a given year to provide that there will be no such January 1 increase in the number of shares of Stock authorized under this Section 4.1(a) of the Plan for such year or that the increase in the number of shares of Stock authorized under this Section 4.1(a) of the Plan for such year will be a lesser number than would otherwise occur pursuant to the preceding sentence. Notwithstanding the preceding sentences, in no event shall the number of shares available for issuance pursuant to Incentive Options exceed 14,080,000 shares of Stock. For purposes of this Section 4.1(a), “Stock” shall be deemed to include the number of shares of Stock that may be issued upon conversion of any outstanding Convertible Securities at each January 1.

(b)       Application. For purposes of applying the foregoing limitation of Section 4.1(a), (i) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited, the shares of Stock not purchased by the holder or which are forfeited, as the case may be, shall again be available for Awards to be granted under the Plan, (ii) if any Option is exercised by delivering previously owned shares of Stock in payment of the exercise price therefor, only the net number of shares, that is, the number of shares of Stock issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan, and (iii) any shares of Stock either delivered to or withheld by the Company in satisfaction of tax withholding obligations of the Company or an Affiliate with respect to an Award shall again be available for Awards to be granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.2.       Per Person Limitations. The maximum number of shares of Stock that may be subject to Options or Stock Appreciation Rights or any combination thereof granted to any one Participant during any single calendar year shall be 1,408,000. The maximum number of shares of Stock that may be subject to all other Awards or any combination thereof granted to any one Participant during any single calendar year that are intended to be Qualified Performance-Based Awards shall be 1,408,000. The maximum value of awards denominated in cash granted to any one person during any single calendar year and that are intended to be Qualified Performance-Based Awards shall be $30,000,000. Each of the foregoing limitations shall be doubled with respect to awards granted to an individual during the first calendar year in which he or she commences employment. The per Participant limits described in this Section 4.2 shall be construed and applied consistent with Section 162(m) of the Code.

4.3.       Adjustment of Limitations. Each of the share limitations of this Section 4 shall be subject to adjustment pursuant to Section 8 of the Plan, but in the case of the limitations of Section 4.2, only if and to the extent consistent with Section 162(m) of the Code.

5.       Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, up to such maximum number and in accordance with such other guidelines as the Committee shall specify by resolution at any time or from time to time. Any such delegation may not include the authority to grant Restricted Stock, unless the delegate is a committee of the Board, including a committee consisting solely of an executive officer who is a Board member. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the officer, employee, consultant, advisor or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective officers, employees, consultants, advisors and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all participants, beneficiaries, heirs, assigns or other persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.       Authorization of Grants

6.1.       Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any officer or employee of or consultant or advisor to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2.       General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3.       Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award (including, but not limited to, in a Participant’s Award Agreement), if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant to the extent that it is then still subject to Risk of Forfeiture shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant’s return from leave, if ever.

6.4.       Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The provisions of the immediately preceding sentence shall not be applicable to Stock Grants which shall not be subject to any transfer restrictions under this Section 6.4. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.       Specific Terms of Awards

7.1.       Options.

(a)       Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement.

(b)       Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c)       Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d)       Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)       Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 17, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii) unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares of Stock to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or shall cause the Stock to be held in book-entry position through the direct registration system of the Company’s transfer agent for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable.

(f)       Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)       Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.       Stock Appreciation Rights.

(a)       Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)       Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)       Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.

7.3.       Restricted Stock.

(a)       Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, if any, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)       Issuance of Stock. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock or the shares shall be held in book-entry position through the direct registration system of the Company’s transfer agent. If a certificate is issued, such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced by this certificate are subject to the terms and conditions of Proteon Therapeutics, Inc.’s 2014 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Proteon Therapeutics, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

If the Stock is in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.

(c)       Escrow of Shares. The Committee may require that any stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)       Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)       Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, the Participant shall have all of the rights of a stockholder of the Company with respect to any outstanding shares of Restricted Stock, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f)       Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4.       Restricted Stock Units.

(a)       Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)       Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made promptly following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5.       Performance Units.

(a)       Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b)       Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c)       Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6.       Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7.       Qualified Performance-Based Awards.

(a)       Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code applicable to “performance-based compensation.”

(b)       Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as “outside directors” within the meaning of Section 162 of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.7 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)       Discretion of Committee with Respect to Qualified Performance-Based Awards. Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award. Options and Stock Appreciation Rights may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 and 7.2, respectively, except that the exercise price of any Option or Stock Appreciation Right intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant, and may become exercisable based on continued service, on satisfaction of Performance Goals or other business objectives, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.7. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

(d)       Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a change of control (within the meaning of Section 162(m) of the Code) if otherwise provided in the Plan or the applicable Award Agreement even if the Award would not constitute “performance-based compensation” under Section 162(m) of the Code following the occurrence of such an event. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(e)       Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

(f)       Definitions. For purposes of the Plan

(i)       Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) adjusted net income, (v) operating earnings or profit, (vi) cash flow (including, but not limited to, operating cash flow and free cash flow, (vii) return on assets, (viii) return on capital, (ix) return on stockholders’ equity, (x) total stockholder return, (xi) return on sales, (xii) gross or net profit or operating margin, (xiii) costs, (xiv) expenses, (xv) working capital, (xvi) earnings per share, (xvii) adjusted earnings per share, (xviii) price per share, (xix) regulatory body approval for commercialization of a product, (xx) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share, (xxii) economic value, (xxiii) revenue, (xxiv) revenue growth and (xxv) operational and organizational metrics.

(ii)       Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

7.8.       Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, procedures, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be as comparable as practicable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements or sub-plans to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, sub-plan, amendment, restatement or alternative version may increase the share limit of Section 4.

8.       Adjustment Provisions

8.1.       Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of October 3, 2014. If subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3.       Related Matters. Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4.       Transactions.

(a)       Definition of Transaction. In this Section 8.4, “Transaction” means (1) any merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) any sale or exchange of all or substantially all of the outstanding Stock of the Company for cash, securities or other property, (3) any sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions or (4) any liquidation or dissolution of the Company.

(b)       Treatment of Awards. In a Transaction, the Committee may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards, subject to the provisions of Section 9 of this Plan.

(1)       Provide that any Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof).

(2)       Upon written notice to the holders, provide that all or any of the holders’ unexercised outstanding Options and Stock Appreciation Rights (collectively, “Rights”) will terminate immediately prior to the consummation of such Transaction unless exercised within a specified period following the date of such notice.

(3)       Provide that all or any Awards that are subject to Risk of Forfeiture will terminate immediately prior to the consummation of such Transaction.

(4)       Provide that all or any outstanding Rights shall Accelerate so as to become exercisable prior to or upon such Transaction with respect to some or all of the shares of Stock for which any such Rights would not then otherwise be exercisable by their terms.

(5)       Provide that outstanding all or any Awards that are subject to Risk of Forfeiture shall Accelerate so that the Risk of Forfeiture otherwise applicable to such Awards shall expire prior to or upon such Transaction with respect to any such Awards that would then still otherwise be subject to the Risk of Forfeiture.

(6)       Provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to an Option (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Option, in exchange for the termination of such Option; provided, that if the acquisition price does not exceed the exercise price of any such Option, the Committee may cancel that Option without the payment of any consideration therefore prior to or upon the Transaction. For purposes of this paragraph 6 and paragraph 7 below, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Transaction but need not take into account any deferred consideration unless and until received.

(7)       Provide for cash payments, net of applicable tax withholdings, to be made to holder or holders of all or any Awards (other than Options) equal to the acquisition price times the number of shares of Stock subject to any such Awards, in exchange for the termination of any such Awards; provided, that the Committee may cancel, pursuant to paragraph 3 above, any such Award that is subject to a Risk of Forfeiture at the time of the consummation of such Transaction without the payment of any consideration therefor prior to or upon the Transaction.

(8)       Provide that, in connection with a liquidation or dissolution of the Company, all or any Awards (other than Restricted Stock or Stock Grants) shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(9)       Any combination of the foregoing.

In the event that the Committee determines in its discretion to take the actions contemplated under paragraph (1) above of this Section 8.4(b) with respect to all or any Awards, the Committee shall ensure that, upon consummation of the Transaction, any such Awards are assumed and/or exchanged or replaced with another similar award issued by the acquiring or succeeding entity (or an affiliate thereof) and that, as a result of such assumption and/or exchange or replacement, the holder of such assumed Award and/or such exchanged or replaced similar award has the right to purchase or receive the value of, for each share of Stock subject to such Award immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received as a result of the Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may, with the consent of the acquiring or succeeding entity (or an affiliate thereof), provide for the consideration to be received with respect to such assumed Award and/or such exchanged or replaced similar award to consist of or be based solely on common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Transaction; and provided, further, that if such Award is an Option, the holder of such Option must exercise the Option and make payment of the applicable exercise price in connection therewith in order to receive such consideration.

(c)       Treatment of Other Awards. Upon the occurrence of a Transaction other than a liquidation or dissolution of the Company which is not part of another form of Transaction, then, subject to the provisions of Section 9 below, with respect to all outstanding Awards (other than Options and Share Appreciation Rights) that are not terminated prior to or upon such Transaction, the repurchase and other rights of the Company under each such Award shall inure to the benefit of the Company’s successor and shall, unless the Committee determines otherwise, apply to the cash, securities or other property which the Stock was converted into or exchanged for pursuant to such Transaction in the same manner and to the same extent as they applied to the Award.

(d)       Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including but not limited to the market value of other consideration received by holders of Stock in a Transaction and whether substantially equivalent Rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

9.       Change of Control

Except as otherwise provided below, upon the occurrence of a Change of Control, to the extent that the surviving entity declines to continue, convert, assume or replace outstanding Awards, then, notwithstanding anything express or implied to the contrary in Section 8.4 above:

(a)       any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to 100% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

(b)       any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

(c)       all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the payouts attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control, except if and to the extent otherwise determined by the Committee in its sole discretion at any time prior to, or upon, such Change of Control.

All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control. None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or (iii) as otherwise provided in Section 7.7, concerning Qualified Performance-Based Awards.

10.       Settlement of Awards

10.1.       In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2.       Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)       the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b)       the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

Furthermore, the inability of the Company to obtain or maintain, or the impracticability of it obtaining or maintaining, authority from any governmental agency having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance of any Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue such Stock as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Stock, with or without consideration to the affected Participants.

10.3.       Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.

10.4.       Investment Representations. The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations of any jurisdiction in which Participants may reside or primarily work, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5.       Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities (or during such shorter or longer period of time as the Committee shall determine in its sole discretion, which period of time shall commence from and after such effective date of such registration statement). Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6.       Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 10.4 in addition to any other applicable restrictions under the Plan, and the terms of the Award and under the Stockholders’ Agreement and, if applicable, to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions, or, if the Stock will be held in book-entry position through the direct registration system of the Company’s transfer agent, the restrictions will be appropriately noted.

10.7.       Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local, foreign or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates, held in book-entry position through the direct registration system of the Company’s transfer agent, for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to a Participant or to utilize any other withholding method prescribed by the Committee from time to time. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate. If shares of Stock are withheld to satisfy an applicable withholding requirement, the shares of Stock withheld shall have a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, provided, however, if shares of Stock are withheld to satisfy a withholding requirement imposed by a country other than the United States, the amount withheld may exceed such minimum, provided that it is not in excess of the actual amount required to be withheld with respect to the Participant under applicable tax law or regulations.

10.8.       Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted hereunder are subject to the charter and By-Laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board and as in effect from time to time regarding the acquisition, ownership or sale of Stock by officers, employees, directors, consultants, advisors and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

11.       Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.       Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent, or the Stock shall be issued through the direct registration system of the Company’s transfer agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate or articles of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.       Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.       Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.       No Guarantee of Tax Consequences

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, and the Plan shall be governed, interpreted and enforced consistent with such intent. However, neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including but not limited to that an Option granted as an Incentive Option has or will qualify as an “incentive stock option” within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code will or will not apply and no person shall have any liability to a Participant or any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Board or the Committee with respect to the Award.

16.       Termination and Amendment of the Plan

16.1.       Termination or Amendment of the Plan. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Board may at any time suspend or terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

16.2.       Termination or Amendment of Outstanding Awards; Assumptions. Subject to the limitations contained in Section 16.3 below, including specifically the requirement of stockholder approval, if applicable, the Committee may at any time:

(a) amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan;

(b) within the limitations of the Plan, modify, extend or assume outstanding Awards or accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares of Stock and on the same or different terms and conditions (including but not limited to the exercise price of any Option); and

(c) offer to buy out for a payment in cash or cash equivalents an Award previously granted or authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

16.3.       Limitations on Amendments, Etc.

(a)       Without the approval of the Company’s stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange.

(b)       No action by the Board or the Committee pursuant to this Section 16 shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification of such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required (A) in the case of any amendment or termination of any outstanding Award that is permitted by any provision of this Plan that is set forth in Section 16.4 below, Section 8, Section 9 or in any other section of this Plan that is not Section 16.2 or (B) if the Board or Committee, as the case may be, (i)  determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, (ii) determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated, or (iii) reasonably determines on or after the date of Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code.

16.4       Option Repricing. Notwithstanding anything in Section 16.3 express or implied to the contrary, the Committee is expressly authorized to amend any or all outstanding Options at any time and from time to time to effect a repricing thereof by lowering the exercise price applicable to the shares of Stock subject to such Option or Options without the consent or approval of the stockholders of the Company or the holder or holders of such Option or Options, and, in connection with such repricing, to amend or modify any of the other terms of the Option or Options so repriced, including, without limitation, for purposes of reducing the number of shares subject to such Option or Options or for purposes of adversely affecting the provisions applicable to such Option or Options that relate to the vesting or exercisability thereof, in each case without the approval or consent of stockholders of the Company or the holder or holders of such Option or Options.

17.       Notices and Other Communications

Any communication or notice required or permitted to be given under the Plan shall be in such form as the Committee may determine from time to time. If a notice, demand, request or other communication is required or permitted to be given in writing, then any such notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

18.       Governing Law

The Plan and all Award Agreements and actions taken hereunder and thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

[End of document.]